                                                  FREE WRITING PROSPECTUS
                                                  Filed Purusant to Rule 433
                                                  Registration No. 333-130545



                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[547,935,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM4

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           RESMAE MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [14], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                             FREE WRITING PROSPECTUS
                              SEPTEMBER [14], 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM4
                        $[547,935,000] (APPROXIMATE) (6)
                               SUBJECT TO REVISION

                                                                                              EXPECTED   STATED
                                         WAL (YRS)     PAYMENT WINDOW                           FINAL     FINAL       EXPECTED
                 APPROX                  (CALL(4)/        (CALL(4)/     PAYMENT   INTEREST   MATURITY  MATURITY      RATINGS
CLASS         SIZE ($)(6)     COUPON     MATURITY)        MATURITY)       DELAY     ACCRUAL      (4)       (5)    (S&P / MOODY'S)
-----         -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ---------------
CLASS A-1     176,227,000  LIBOR + [_]  2.25 / 2.46   1 - 78 / 1 - 179      0     Actual/360  Mar-2013  Sep-2037     AAA / Aaa
                             (1), (2)
CLASS A-2A    121,402,000  LIBOR + [_]  1.00 / 1.00   1 - 21 / 1 - 21       0     Actual/360  Jun-2008  Sep-2037     AAA / Aaa
                             (1), (2)
CLASS A-2B     59,623,000  LIBOR + [_]  2.00 / 2.00  21 - 28 / 21 - 28      0     Actual/360  Jan-2009  Sep-2037     AAA / Aaa
                             (1), (2)
CLASS A-2C     59,881,000  LIBOR + [_]  3.45 / 3.45  28 - 72 / 28 - 72      0     Actual/360  Sep-2012  Sep-2037     AAA / Aaa
                             (1), (2)
CLASS A-2D     20,930,000  LIBOR + [_]  6.46 / 8.74  72 - 78 / 72 - 179     0     Actual/360  Mar-2013  Sep-2037     AAA / Aaa
                             (1), (2)
CLASS M-1      26,749,000  LIBOR + [_]  4.81 / 5.35  45 - 78 / 45 - 162     0     Actual/360  Mar-2013  Sep-2037    [AA+] / Aa1
                             (1), (3)
CLASS M-2      23,585,000  LIBOR + [_]  4.65 / 5.17  42 - 78 / 42 - 154     0     Actual/360  Mar-2013  Sep-2037    [AA+] / Aa2
                             (1), (3)
CLASS M-3       8,341,000  LIBOR + [_]  4.59 / 5.09  42 - 78 / 42 - 144     0     Actual/360  Mar-2013  Sep-2037     [AA] / Aa3
                             (1), (3)
CLASS M-4      12,080,000  LIBOR + [_]  4.56 / 5.04  40 - 78 / 40 - 140     0     Actual/360  Mar-2013  Sep-2037     [AA-] / A1
                             (1), (3)
CLASS M-5       9,204,000  LIBOR + [_]  4.53 / 4.99  40 - 78 / 40 - 134     0     Actual/360  Mar-2013  Sep-2037     [A+] / A2
                             (1), (3)
CLASS M-6       7,766,000  LIBOR + [_]  4.51 / 4.95  39 - 78 / 39 - 128     0     Actual/360  Mar-2013  Sep-2037      [A] / A3
                             (1), (3)
CLASS B-1       8,916,000  LIBOR + [_]  4.50 / 4.91  39 - 78 / 39 - 123     0     Actual/360  Mar-2013  Sep-2037    [A-] / Baa1
                             (1), (3)
CLASS B-2       6,327,000  LIBOR + [_]  4.48 / 4.85  38 - 78 / 38 - 115     0     Actual/360  Mar-2013  Sep-2037   [BBB+] / Baa2
                             (1), (3)
CLASS B-3       6,903,000  LIBOR + [_]  4.47 / 4.79  38 - 78 / 38 - 109     0     Actual/360  Mar-2013  Sep-2037    [BBB] / Baa3
                             (1), (3)
CLASS B-4(7)    7,477,000  LIBOR + [_]  4.47 / 4.70  37 - 78 / 37 - 101     0     Actual/360  Mar-2013  Sep-2037    [BB+] / Ba1
                             (1), (3)
              -----------
   TOTAL:     555,412,000
              ===========

1)   Subject to the related Available Funds Cap and the related Maximum Rate Cap

2) If the 10% optional termination is not exercised, on the first Distribution Date following the Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised, on the first Distribution Date following the Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

6) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

7) The Class B-4 Certificates will not be publicly offered, and will not be offered pursuant to the Prospectus Supplement. The information presented herein for the class B-4 Certificates is provided to assist your understanding of the Offered Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659   scott_soltas@ml.com
Charles Sorrentino               212-449-3659   charles_sorrentino@ml.com
Brian Kane                       212-449-3660   brian_f_kane@ml.com
Colin Sheen                      212-449-3659   colin_sheen@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752   matthew_whalen@ml.com
Paul Park                        212-449-6380   paul_park@ml.com
Tim Loughlin                     212-449-1646   timothy_loughlin@ml.com
Tom Saywell                      212-449-2122   tom_saywell@ml.com
Alan Chan                        212-449-8140   alan_chan@ml.com
Fred Hubert                      212-449-5071   fred_hubert@ml.com
Alice Chu                        212-449-1701   alice_chu@ml.com
Sonia Lee                        212-449-5067   sonia_lee@ml.com
Tol Ho                                          tol_ho@ml.com
Keith Singletary                 212-449-9431   keith_singletary@ml.com
Calvin Look                      212-449-5029   calvin_look@ml.com
Yimin Ge                         212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                    212-449-1901   hoiyee_leung@ml.com
Mark Dereska                     212-449-1008   mark_dereska@ml.com

MOODY'S
Angus Hamilton                   212-553-7989   douglas.hamilton@moodys.com

STANDARD & POOR'S
Justin Hansen                                   justin_hansen@standardandpoors.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2006-RM4, consisting
                          of:
                          Class A-1 Certificates
                          Class A-2A, Class A-2B, Class A-2C and Class A-2D
                          Certificates (collectively, the "Class A-2
                          Certificates", and together with the Class A-1
                          Certificates, the "Class A Certificates"),
                          Class M-1, Class M-2, Class M-3, Class M-4, Class M-5
                          and Class M-6 Certificates (collectively, the "Class M
                          Certificates"), and
                          Class B-1, Class B-2, Class B-3 and Class B-4
                          Certificates (collectively, the "Class B
                          Certificates").

                          The Class A Certificates, the Class M Certificates, the Class B-1, the Class B-2 and the Class B-3
                          Certificates are collectively known as the "Offered
                          Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate
                          Certificates".

UNDERWRITER               Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

ISSUING ENTITY            Merrill Lynch Mortgage Investors Trust, Series
                          2006-RM4

SPONSOR                   Merrill Lynch Mortgage Lending Inc.

ORIGINATOR                ResMAE Mortgage Corporation

SERVICER                  Wilshire Credit Corporation

TRUSTEE                   LaSalle Bank, N.A.

SWAP COUNTERPARTY         [TBD]

CUT-OFF DATE              September 1, 2006

PRICING DATE              On or about September [15], 2006

CLOSING DATE              On or about September [27], 2006

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each
                          month or, if such day is not a business day, on the
                          first business day thereafter, commencing in October
                          2006.

ERISA CONSIDERATIONS      The Offered Certificates will be ERISA eligible as of
                          the Closing Date. However, while any interest rate
                          swap agreement is in effect, employee benefit plans or
                          other retirement arrangements may not acquire the
                          certificates covered thereby unless such acquisition
                          and holding is covered by and exempt under one of the
                          investor-based exemptions issued by the Department of
                          Labor. Investors should consult with their counsel
                          with respect to the consequences under ERISA and the
                          Internal Revenue Code of an ERISA Plan's acquisition
                          and ownership of such Offered Certificates.

LEGAL INVESTMENT          The Offered Certificates and the Class B-4
                          Certificates will not constitute "mortgage-related
                          securities" for the purposes of SMMEA.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

TAX STATUS                For federal income tax purposes, the Trust Fund will
                          include two or more segregated asset pools, with
                          respect to which elections will be made to treat each
                          as a "real estate mortgage investment conduit"
                          ("REMIC").

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Issuing Entity when the aggregate
                          stated principal balance of the Mortgage Loans is less
                          than or equal to 10% of the aggregate stated principal
                          balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of
                          bids from at least three bidders. Any such auction
                          will result in the termination of the Issuing Entity
                          only if the highest bid received is at least equal to
                          the sum of (i) the aggregate outstanding principal
                          balance of the Certificates, plus accrued interest on
                          the Certificates, (ii) any fees, unreimbursed
                          out-of-pocket costs and expenses and the principal
                          portion of Advances, in each case previously incurred
                          by the Servicer in the performance of its servicing
                          obligations, (iii) any Net Swap Payment or any swap
                          termination payment owed to the Swap Counterparty
                          pursuant to the Swap Contract in the event that the
                          Issuing Entity is the defaulting party or an affected
                          party under the Swap Contract, (iv) certain amounts
                          described in the Prospectus Supplement, and (v) the
                          costs incurred by the Trustee in connection with such
                          auction.

MORTGAGE LOANS            Fixed rate and adjustable rate, first and second lien,
                          sub-prime Mortgage Loans having an aggregate stated
                          principal balance as of the Cut-Off Date of
                          approximately $575,264,264 originated by the
                          Originator.

                          The Mortgage Pool will be divided into two groups:

                          -    Group I Mortgage Loans will consist of
                               approximately 1,515 fixed and adjustable rate
                               Mortgage Loans with an aggregate principal balance of approximately $231,421,473 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                          -    Group II Mortgage Loans will consist of
                               approximately 1,630 fixed and adjustable rate
                               Mortgage Loans with an aggregate principal balance of approximately $343,842,791 and with principal balances at origination that may or may not conform to principal balance limits of Freddie Mac.

TOTAL DEAL SIZE           Approximately $555,412,000

ADMINISTRATIVE FEES       Fees aggregating 50 bps per annum (payable monthly) on
                          the stated principal balance of the Mortgage Loans
                          will be paid to the Servicer and the Trustee.

CREDIT ENHANCEMENTS       1.   Excess interest

                          2.   Over-Collateralization

                          3.   Subordination

                          4.   Net Swap Payments, if any, received from the Swap
                               Counterparty

EXCESS INTEREST           Excess interest cashflow will be available as credit
                          enhancement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the
                          Mortgage Loans over the aggregate principal balance of
                          the Certificates. On the Closing Date, the
                          over-collateralization amount will equal approximately
                          3.45% of the aggregate principal balance of the
                          Mortgage Loans as of the Cut-Off Date. To the extent
                          the over-collateralization amount is reduced below the
                          over-collateralization target amount (i.e., 3.45% of
                          the aggregate principal balance of the Mortgage Loans
                          as of the Cut-Off Date), excess cashflow will be
                          directed to build O/C until the over-collateralization
                          target amount is restored.

                          Initial: Approximately 3.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date
                          Target: 3.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 6.90% of the current principal balance of the Mortgage Loans after stepdown
                          Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                          (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):         CLASSES     RATING (S/M)   SUBORDINATION
------------------        ---------   -------------   -------------
                           Class A      AAA / Aaa         23.85%
                          Class M-1    [AA+] / Aa1        19.20%
                          Class M-2    [AA+] / Aa2        15.10%
                          Class M-3    [AA] / Aa3         13.65%
                          Class M-4    [AA-] / A1         11.55%
                          Class M-5     [A+] / A2          9.95%
                          Class M-6     [A] / A3           8.60%
                          Class B-1    [A-] / Baa1         7.05%
                          Class B-2   [BBB+] / Baa2        5.95%
                          Class B-3   [BBB] / Baa3         4.75%
                          Class B-4    [BB+] / Ba1         3.45%

CLASS SIZES:               Classes     Rating (S/M)    CLASS SIZES
------------              ---------   -------------   -------------
                           Class A      AAA / Aaa         76.15%
                          Class M-1    [AA+] / Aa1         4.65%
                          Class M-2    [AA+] / Aa2         4.10%
                          Class M-3    [AA] / Aa3          1.45%
                          Class M-4    [AA-] / A1          2.10%
                          Class M-5     [A+] / A2          1.60%
                          Class M-6     [A] / A3           1.35%
                          Class B-1    [A-] / Baa1         1.55%
                          Class B-2   [BBB+] / Baa2        1.10%
                          Class B-3   [BBB] / Baa3         1.20%
                          Class B-4    [BB+] / Ba1         1.30%

(1) The subordination includes the initial over-collateralization level of approximately 3.45%.

INTEREST ACCRUAL          Interest on the Class A Certificates and the
                          Subordinate Certificates will initially accrue from
                          the Closing Date to (but excluding) the first
                          Distribution Date, and thereafter, from the prior
                          Distribution Date to (but excluding) the current
                          Distribution Date, on an actual/360 basis.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

COUPON STEP UP            If the auction does not result in the termination of
                          the Issuing Entity, on the first distribution date
                          following the Distribution Date on which such auction
                          occurred, (i) the margin on each of the Class A
                          Certificates will increase to 2x its respective
                          margin, (ii) the margin on each of the Class M and
                          Class B Certificates will increase to 1.5x its
                          respective margin.

SWAP CONTRACT             The supplemental interest trust will include a swap
(PRELIMINARY AND          derivative contract for the benefit of the
SUBJECT TO REVISION)      Certificates (the "Swap Contract") to (i) protect
                          against interest rate risk from upward movement in
                          one-month LIBOR, (ii) diminish basis risk associated
                          with the hybrid adjustable-rate mortgage loans and
                          (iii) provide additional credit enhancement in respect
                          of the Certificates. On each Distribution Date, the
                          supplemental interest trust will be required to make
                          payments to the Swap Counterparty based on the
                          applicable fixed rate and on the applicable notional
                          balance for the Distribution Date specified in the
                          schedule hereto and the supplemental interest trust
                          will be entitled to receive payments from the Swap
                          Counterparty based on one-month LIBOR and the
                          applicable notional balance for the Distribution Date
                          specified in the schedule hereto. The payments from
                          the supplemental interest trust to the Swap
                          Counterparty and from the Swap Counterparty to the
                          supplemental interest trust on each Distribution Date
                          will be netted so that only the net payment (the "Net
                          Swap Payment") will be paid by the party owing the
                          higher of the two payments on such Distribution Date.
                          Any Net Swap Payment received from the Swap
                          Counterparty will be treated as available interest
                          funds on the relevant Distribution Date.

AVAILABLE FUNDS CAPS      Class A-1 Certificates: The per annum rate equal to
                          the product of (i) 12, (ii) the quotient of (x) the
                          total scheduled interest on the Group I Mortgage Loans
                          based on the Net Mortgage Rates in effect on the
                          related due date, less the pro rata portion
                          (calculated based on the ratio of the Group I Mortgage
                          Loans to the total pool of Mortgage Loans) allocable
                          to the Group I Mortgage Loans of any Net Swap Payments
                          or Swap Termination Payments (other than Defaulted
                          Swap Termination Payments) owed to the Swap
                          Counterparty for such distribution date, and (y) the
                          aggregate stated principal balance of the Group I
                          Mortgage Loans as of the first day of the related
                          accrual period and (iii) a fraction, the numerator of
                          which is 30, and the denominator of which is the
                          actual number of days in the related accrual period.

                          Class A-2 Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage
                          Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion
                          (calculated based on the ratio of the Group II
                          Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net
                          Swap Payments or Swap Termination Payments (other than
                          Defaulted Swap Termination Payments) owed to the Swap
                          Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II
                          Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                          Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2
                          Available Funds Cap.

                          "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS             The Class A-1, Class A-2 and the Subordinate
                          Certificates will each have the benefit of one of the
                          three cap contracts as specified below:

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                                                                          BEGINNING    1ML STRIKE,
                                                                        DISTRIBUTION      UPPER
                          CLASS                      NUMBER OF MONTHS       DATE          COLLAR
                          -----                      ----------------   ------------   -----------
                          Class A-1 Certificates             6          October 2006     10.850%
                          Class A-2 Certificates             6          October 2006      9.361%
                          Subordinate Certificates           6          October 2006      8.725%

                          Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                          Certificates have been written down to zero).

MAXIMUM RATE CAPS         The pass-through rates of each of the Offered
                          Certificates and the Class B-4 Certificates will also
                          be subject to a related "Maximum Rate Cap", which will
                          be calculated in the same manner as the related
                          Available Funds Cap, but based on the net maximum
                          mortgage rate rather than the net mortgage rate. Any
                          interest shortfall due to the Maximum Rate Caps will
                          not be reimbursed.

SHORTFALL REIMBURSEMENT   With respect to any Class of Certificates on any
                          Distribution Date, an amount equal to the sum of (A)
                          the excess, if any, of (1) the amount of interest that
                          such Class would have accrued on such Distribution
                          Date had the pass-through rate for that Class been
                          equal to the lesser of (a) LIBOR plus the related
                          margin and (b) the greater of (x) the related Maximum
                          Rate Cap for such Distribution Date and (y) a per
                          annum rate equal to the sum of (i) the related
                          Available Funds Cap and (ii) the product of (AA) a
                          fraction, stated as a percentage, the numerator of
                          which is 360 and the denominator of which is the
                          actual number of days in the related Accrual Period
                          and (BB) the sum of (x) a fraction, stated as a
                          percentage, the numerator of which is an amount equal
                          to the proceeds, if any, payable under the related Cap
                          Contract with respect to such Distribution Date and
                          the denominator of which is the aggregate certificate
                          principal balance of the related Class or Classes of
                          Certificates immediately prior to such Distribution
                          Date and (y) a fraction, as stated as a percentage,
                          the numerator of which is an amount equal to any Net
                          Swap Payments owed by the Swap Counterparty for such
                          Distribution Date and the denominator of which is the
                          aggregate Stated Principal Balance of the Mortgage
                          Loans as of the immediately preceding Distribution
                          Date, over (2) the amount of interest that each such
                          Class accrued on such Distribution Date based on a
                          pass-through rate equal to the related Available Funds
                          Cap and (B) the unpaid portion of any such excess from
                          the prior Distribution Date (and interest accrued
                          thereon at the current applicable pass-through rate
                          for such Class, without giving effect to the related
                          Available Funds Cap) (herein referred to as a
                          "Carryover"). Such reimbursement will be paid only on
                          a subordinated basis, as described below in the
                          "Cashflow Priority" section. No such Carryover will be
                          paid once the certificate principal balance has been
                          reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

CASHFLOW PRIORITY         1.   Repayment of any unreimbursed Servicer Advances
                               and Administrative Fees.

                          2. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap
                               Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                          3. Available interest funds not used as provided for in paragraph 2 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, on a pro rata basis, to each class of the Class A Certificates;
                               then monthly interest, including any unpaid monthly interest from prior months, to the Class
                               M-1 Certificates, then to the Class M-2
                               Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, and then to the Class M-6
                               Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates and then to the Class B-4
                               Certificates.

                          4. Available principal funds, as follows: to the extent not paid pursuant to item 2 above, any Net
                               Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap
                               Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                               Certificates, then monthly principal to the Class
                               M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3
                               Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          6. Excess interest to pay subordinate principal shortfalls.

                          7. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                          8. Excess interest to pay to the Swap Counterparty any remaining amounts owed to the Swap
                               Counterparty pursuant to the Swap Contract

                          9. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates and the Class B-4
                               Certificates.

                          Payments received on the Cap Contracts will be available to the related Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related
                          Cap Contracts over amounts needed to pay such Carryovers on the related Certificates will be distributed in respect of other classes of certificates not described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     Amounts allocated to the Class A-2 Certificates shall be distributed as follows: sequentially, with all amounts paid to the Class A-2A Certificates until its certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its certificate principal balance has been reduced to zero, then to the Class A-2C Certificates until its certificate principal balance has been reduced to zero and thereafter to the Class A-2D Certificates until its certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate certificate principal balance of the Subordinate Certificates and the O/C Amount have been reduced to zero, any principal distributions allocated to the Class A-2 Certificates are required to be allocated pro rata among such classes of Certificates based on their respective certificate principal balances, until their certificate principal balances have been reduced to zero.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remains outstanding) as the case may be. After the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates in the same manner as described above, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     47.70%*
CLASS M-1   38.40%*
CLASS M-2   30.20%*
CLASS M-3   27.30%*
CLASS M-4   23.10%*
CLASS M-5   19.90%*
CLASS M-6   17.20%*
CLASS B-1   14.10%*
CLASS B-2   11.90%*
CLASS B-3    9.50%*
CLASS B-4    6.90%*

*    includes over-collateralization

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class A Certificates have been reduced to zero; and

     ii)  the later of the:

               a.   October 2009 Distribution Date; and

               b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Senior
DISTRIBUTION DATE             Enhancement Percentage (i.e., the sum of the
                              outstanding principal balance of the Subordinate
                              Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans after taking into account distributions of
                              principal on the Mortgage Loans, as of the end of
                              the related due period) is greater than or equal
                              to the Senior Specified Enhancement Percentage
                              (including O/C), which is equal to two times the
                              initial Class A subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              47.70%
                              or
                              (20.40%+3.45%)*2

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO   Distribution Date after the Stepdown Date, if (a)
REVISION)                     the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) [_]% and (ii) the
                              Senior Enhancement Percentage or (b) the quotient
                              (expressed as a percentage) of (1) the aggregate
                              Realized Losses incurred from the Cut-off Date
                              through the last day of the calendar month
                              preceding such Distribution Date and (2) the
                              aggregate principal balance of the Mortgage Loans
                              as of the Cut-off Date exceeds the Required Loss
                              Percentage shown below.

                              DISTRIBUTION
                              DATE OCCURRING   REQUIRED LOSS PERCENTAGE
                              --------------   ------------------------
                              October 2008 -   [_]% with respect to October 2008,
                              September 2009   plus an additional 1/12th of
                                               [_]% for each month thereafter
                              October 2009 -   [_]% with respect to October 2009,
                              September 2010   plus an additional 1/12th of
                                               [_]% for each month thereafter
                              October 2010 -   [_]% with respect to October 2010,
                              September 2011   plus an additional 1/12th of
                                               [_]% for each month thereafter
                              October 2011 -   [_]% with respect to October 2011,
                              September 2012   plus an additional 1/12th of
                                               [_]% for each month thereafter
                              October 2012     [_]%
                              and thereafter

                                     (PRELIMINARY AND SUBJECT TO REVISION)

ALLOCATION OF REALIZED        Allocation of Realized Losses: The principal
LOSSES                        portion of realized losses on the Mortgage Loans
                              will be allocated as follows: first, to the O/C
                              Amount, until the O/C Amount is reduced to zero;
                              and, second, to the Class B Certificates in
                              reverse order of their numerical class designation
                              until the respective certificate principal balance
                              of each such class has been reduced to zero; and
                              third, to the Class M Certificates in reverse
                              order of their numerical class designation until
                              the respective certificate principal balance of
                              each such class has been reduced to zero. Realized
                              losses are NOT allocated to the Class A
                              Certificates after the certificate principal
                              balance of each class of the Subordinate
                              Certificates has been reduced to zero.

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete
                              information with respect to the Offered
                              Certificates and the Mortgage Loans is contained
                              in the Prospectus.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the
                              close of business on the Cut-off Date. The sum of
                              the columns below may not equal the total
                              indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $575,264,264
Aggregate Original Principal Balance      $575,541,581
Number of Mortgage Loans                         3,145

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,600   $896,000     $183,002
Outstanding Principal Balance   $ 7,167   $895,719     $182,914

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                               --------   --------   --------------------
Original Term (mos)                180        360             344
Stated remaining Term (mos)        173        360             343
Loan Age (mos)                       0         11               1
Current Interest Rate            6.210%    13.210%          8.641%
Initial Interest Rate Cap(4)     1.000%     1.000%          1.000%
Periodic Rate Cap(4)             1.000%     1.000%          1.000%
Gross Margin(4)                  4.500%     7.250%          6.058%
Maximum Mortgage Rate(4)        12.210%    18.560%         14.426%
Minimum Mortgage Rate(4)         6.210%    12.560%          8.426%
Months to Roll(4)                    4         36              23
Original Loan-to-Value           12.20%    100.00%          82.26%
Combined Loan-to-Value           12.20%    100.00%          91.42%
Credit Score (3)                   500        809             627

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2021   09/01/2036

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
LIEN POSITION
1st Lien                  91.46%
2nd Lien                   8.54%

OCCUPANCY
Primary                   95.14%
Second Home                0.80%
Investment                 4.05%

LOAN TYPE
Fixed Rate                17.77%
ARM                       82.23%

AMORTIZATION TYPE
Fully Amortizing          30.09%
Interest Only             14.21%
15/30 Balloon              8.20%
30/40 Balloon             47.50%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
YEAR OF ORIGINATION
2005                       0.03%
2006                      99.97%

LOAN PURPOSE
Purchase                  61.22%
Refinance -
Rate/Term                  2.13%
Refinance - Cashout       36.65%

PROPERTY TYPE
Single Family             73.88%
Condominium                6.99%
Planned Unit
Development               13.41%
Two- to Four-Family        5.72%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%               21     7,092,082     1.23     6.335      690      337,718      76.12     41.08    96.48    29.41
6.501% to 7.000%              124    35,808,869     6.22     6.829      657      288,781      73.35     42.13    87.33    18.36
7.001% to 7.500%              205    58,106,381    10.10     7.311      639      283,446      77.91     42.35    84.89    26.71
7.501% to 8.000%              396   105,919,904    18.41     7.792      637      267,475      79.05     42.85    62.69    19.09
8.001% to 8.500%              376    89,193,466    15.50     8.278      635      237,217      80.48     44.41    48.39    17.18
8.501% to 9.000%              485   103,103,722    17.92     8.761      622      212,585      82.03     43.72    37.21    13.82
9.001% to 9.500%              262    52,808,233     9.18     9.261      602      201,558      84.19     43.66    33.44     6.84
9.501% to 10.000%             465    53,933,329     9.38     9.748      595      115,986      86.62     43.43    37.35     7.29
10.001% to 10.500%            115    16,898,625     2.94    10.266      587      146,945      86.63     43.63    36.17     1.05
10.501% to 11.000%            127    15,229,313     2.65    10.789      622      119,916      90.80     43.93    18.96     0.51
11.001% to 11.500%            119     9,974,999     1.73    11.249      658       83,824      96.30     44.39    20.49     0.00
11.501% to 12.000%            388    23,972,344     4.17    11.907      622       61,784      99.17     44.60    37.54     0.00
12.001% to 12.500%             59     3,106,377     0.54    12.282      617       52,650      98.11     43.51    38.64     0.00
12.501% to 13.000%              2        69,900     0.01    12.610      541       34,950      85.58     40.94    27.91     0.00
13.001% to 13.500%              1        46,719     0.01    13.210      504       46,719      85.00     36.24     0.00     0.00
                            -----   -----------   ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41    51.18    14.21
                            =====   ===========   ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.210% per annum to 13.210% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.641% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT OFF DATE

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    879    50,939,768     8.86    11.164      646       57,952      98.39     44.12    41.21     0.00
349 to 360                  2,266   524,324,496    91.14     8.396      625      231,388      80.69     43.34    52.15    15.59
                            -----   -----------   ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41    51.18    14.21
                            =====   ===========   ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF ORIGINAL            OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
BALANCES                    LOANS        ($)     POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               472    14,714,990     2.56    10.799      627       31,176      98.95     42.49     45.96    0.00
$50,001 to $100,000           650    49,069,031     8.53    10.213      621       75,491      89.47     42.08     47.11    0.86
$100,001 to $150,000          546    66,904,196    11.63     9.220      622      122,535      83.46     42.42     56.44    2.34
$150,001 to $200,000          371    65,062,284    11.31     8.662      616      175,370      79.79     43.19     51.44    6.09
$200,001 to $250,000          245    54,935,824     9.55     8.653      617      224,228      80.27     43.43     48.19   11.64
$250,001 to $300,000          261    71,458,006    12.42     8.222      624      273,785      79.63     43.11     48.56   20.06
$300,001 to $350,000          191    61,859,307    10.75     8.242      622      323,871      80.08     43.96     49.98   17.50
$350,001 to $400,000          123    46,259,864     8.04     8.148      622      376,096      80.48     43.75     56.62   17.03
$400,001 to $450,000           92    39,130,703     6.80     8.219      645      425,334      81.96     42.75     49.40   21.99
$450,001 to $500,000           79    37,555,291     6.53     8.083      636      475,383      80.80     44.94     48.03   27.97
$500,001 to $550,000           45    23,592,962     4.10     8.210      638      524,288      82.54     45.06     44.46   20.15
$550,001 to $600,000           31    17,714,342     3.08     7.984      659      571,430      84.89     44.81     58.18   32.34
$600,001 to $650,000           15     9,443,829     1.64     7.903      643      629,589      81.76     44.04     53.21   33.16
$650,001 to $700,000           10     6,748,089     1.17     7.906      662      674,809      76.97     43.74     49.96   20.11
$700,001 to $750,000            6     4,337,803     0.75     8.451      608      722,967      89.21     45.80     82.99   17.12
$750,001 to $800,000            4     3,074,139     0.53     8.224      696      768,535      80.90     46.28     75.60   24.72
$800,001 to $850,000            2     1,653,148     0.29    10.458      654      826,574      92.71     42.03     48.59   48.59
$850,001 to $900,000            2     1,750,455     0.30     7.714      655      875,228      84.88     49.41    100.00    0.00
                            -----   -----------   ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41     51.18   14.21
                            =====   ===========   ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $7,167 to approximately $895,719 and the average outstanding principal balance of the Mortgage Loans was approximately $182,914.

PRODUCT TYPES

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES               LOANS        ($)     POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            68     3,766,143     0.65     8.868      630       55,384      79.51     41.16    52.76     0.00
15/30 Balloon Loans           811    47,173,626     8.20    11.347      648       58,167      99.90     44.35    40.29     0.00
2/28 LIBOR Loans            1,001   206,058,207    35.82     8.455      629      205,852      80.99     42.79    53.63    38.96
2/28 LIBOR Loans
   (40 due in 30)             915   257,848,701    44.82     8.396      623      281,802      81.52     44.24    47.40     0.00
30 Year Fixed Loans           258    38,722,237     6.73     8.283      622      150,086      75.54     40.49    73.81     2.20
30/40 Balloon Loans            50    12,584,341     2.19     7.642      627      251,687      74.23     42.48    67.89     0.00
3/27 LIBOR Loans               13     2,565,573     0.45     8.622      606      197,352      85.93     39.44    65.25    24.56
3/27 LIBOR Loans
   (40 due in 30)              12     2,807,780     0.49     8.705      610      233,982      79.35     46.28    27.63     0.00
Six Month LIBOR Loans          17     3,737,656     0.65     8.538      624      219,862      79.42     44.98    30.51     0.00
                            -----   -----------   ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41    51.18    14.21
                            =====   ===========   ======    ======      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS        ($)     POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            1,113   173,086,162    30.09     8.643      617      155,513      80.04     41.69    52.94      0.00
Balloon                     1,788   320,414,447    55.70     8.803      626      179,203      83.92     44.21    46.98      0.00
24 Month Interest-Only         14     4,625,700     0.80     8.283      638      330,407      81.60     46.32    50.48    100.00
60 Month Interest-Only        230    77,137,954    13.41     7.987      650      335,382      80.37     43.81    64.73    100.00
                            -----   -----------   ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41    51.18     14.21
                            =====   ===========   ======     =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                     AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE             LOANS        ($)     POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,958   473,017,917    82.23     8.426      625      241,582      81.28     43.60    49.96    17.11
Fixed Rate                  1,187   102,246,346    17.77     9.639      635       86,138      86.77     42.54    56.84     0.83
                            -----   -----------   ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26     43.41    51.18    14.21
                            =====   ===========   ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
GEOGRAPHIC                MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
DISTRIBUTION                LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Alabama                        30     3,530,704     0.61     9.528      576      117,690      85.73      45.01      67.50     0.00
Arizona                       222    32,800,815     5.70     8.615      631      147,751      82.99      44.82      37.96     7.42
Arkansas                        2       170,865     0.03    10.006      632       85,433      84.00      50.00       0.00     0.00
California                   1073   298,493,063    51.89     8.400      635      278,186      81.03      43.92      53.25    23.04
Colorado                       48     7,759,660     1.35     8.656      639      161,660      83.96      42.46      61.85     0.00
Connecticut                     9     1,382,336     0.24     9.423      589      153,593      87.49      45.19      60.64     0.00
Florida                       316    59,202,661    10.29     8.807      614      187,350      82.14      42.87      46.70    10.82
Georgia                        54     8,588,768     1.49     9.433      617      159,051      88.07      42.35      46.84     0.00
Hawaii                         29     8,635,880     1.50     8.115      640      297,789      79.85      39.79      44.40     0.00
Illinois                      149    24,501,887     4.26     9.256      625      164,442      84.06      45.18      34.70     2.89
Indiana                         5       497,168     0.09     9.394      564       99,434      88.62      42.89      81.83     0.00
Kansas                         11     1,099,532     0.19     9.837      630       99,957      85.39      45.56      34.17     0.00
Kentucky                        1       135,840     0.02     9.985      500      135,840      90.00      38.88     100.00     0.00
Louisiana                      23     2,124,731     0.37     9.337      616       92,380      86.21      41.73      14.18     0.00
Maryland                       22     4,690,638     0.82     8.735      613      213,211      83.27      43.23      35.36     0.00
Massachusetts                  12     2,837,705     0.49     8.882      641      236,475      82.53      43.22      40.65     0.00
Michigan                       61     6,309,077     1.10     9.643      611      103,427      87.52      42.45      35.39     0.00
Minnesota                      26     3,805,369     0.66     9.070      622      146,360      84.59      43.17      52.68     2.63
Mississippi                    20     1,865,596     0.32     9.556      579       93,280      89.75      38.16      72.87     0.00
Missouri                       75     8,744,159     1.52     9.397      610      116,589      84.33      42.22      52.20     0.66
Nevada                         39     7,805,307     1.36     8.911      622      200,136      84.97      45.61      36.81    15.11
New Hampshire                   1       218,901     0.04     9.910      542      218,901      79.64      49.99       0.00     0.00
New Jersey                      1       239,920     0.04     7.780      649      239,920      80.00      46.12     100.00     0.00
New Mexico                     26     2,761,437     0.48     9.276      598      106,209      80.44      42.92      57.29     9.33
New York                        8     2,085,611     0.36     8.765      666      260,701      86.25      44.98      25.87     0.00
North Carolina                 26     2,490,185     0.43     9.424      600       95,776      84.62      41.55      68.26     4.79
Ohio                           13     1,729,435     0.30     9.498      601      133,033      93.24      41.61      65.68     0.00
Oklahoma                       18     1,000,527     0.17     9.240      618       55,585      83.76      40.06      75.73     0.00
Oregon                          1       256,000     0.04     6.990      567      256,000      80.00      48.81     100.00   100.00
Rhode Island                    8     1,622,036     0.28     8.247      640      202,755      79.85      39.80      42.34    12.58
South Carolina                  4       569,958     0.10     9.433      639      142,489      84.99      48.64      16.66     0.00
Tennessee                      68     4,601,706     0.80     8.955      602       67,672      88.69      41.59      60.20     0.00
Texas                         635    56,149,032     9.76     8.756      616       88,424      82.98      40.62      63.64     0.51
Utah                           65     7,959,394     1.38     8.811      623      122,452      83.86      45.28      56.47     7.86
Virginia                       19     4,389,074     0.76     8.998      603      231,004      84.34      43.81      49.77     0.00
Washington                     17     3,496,271     0.61     8.935      608      205,663      84.13      43.36      40.22    10.25
Wisconsin                       8       713,015     0.12    10.037      597       89,127      82.55      44.13      50.87     0.00
                            -----   -----------   ------    ------      ---      -------      -----      -----     ------   ------
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41      51.18    14.21
                            =====   ===========   ======    ======      ===      =======      =====      =====     ======   ======

No more than approximately 0.64% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 44     7,097,356     1.23     7.818      618      161,304      40.59      37.67     52.14    14.58
50.01% to 55.00%               30     6,451,519     1.12     8.073      599      215,051      52.93      41.18     47.61     0.00
55.01% to 60.00%               37     7,976,763     1.39     7.919      610      215,588      57.68      43.33     66.23     8.26
60.01% to 65.00%               52    12,223,862     2.12     8.118      589      235,074      63.21      41.75     57.28     5.37
65.01% to 70.00%               62    15,939,577     2.77     8.128      595      257,090      68.86      43.20     54.71     4.98
70.01% to 75.00%               96    22,939,659     3.99     8.189      611      238,955      73.86      41.01     44.37    11.01
75.01% to 80.00%             1328   303,152,368    52.70     8.153      643      228,277      79.94      43.64     52.79    20.10
80.01% to 85.00%              183    46,253,171     8.04     8.960      579      252,750      84.44      44.28     49.94    10.86
85.01% to 90.00%              257    60,763,636    10.56     8.894      596      236,434      89.79      42.37     60.15    13.34
90.01% to 95.00%              161    33,616,149     5.84     9.200      624      208,796      94.89      44.46     43.29     6.04
95.01% to 100.00%             895    58,850,204    10.23    11.013      646       65,754      99.91      44.33     37.80     0.00
                            -----   -----------   ------    ------      ---      -------      -----      -----     -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41     51.18    14.21
                            =====   ===========   ======    ======      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.20% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.90%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 44     7,097,356     1.23     7.818      618      161,304      40.59      37.67     52.14    14.58
50.01% to 55.00%               30     6,451,519     1.12     8.073      599      215,051      52.93      41.18     47.61     0.00
55.01% to 60.00%               37     7,976,763     1.39     7.919      610      215,588      57.68      43.33     66.23     8.26
60.01% to 65.00%               51    12,058,213     2.10     8.113      590      236,436      63.18      41.80     56.69     5.44
65.01% to 70.00%               59    15,177,841     2.64     8.124      595      257,252      68.88      43.30     54.56     4.05
70.01% to 75.00%               94    22,415,786     3.90     8.178      610      238,466      73.86      40.98     44.57    11.27
75.01% to 80.00%              211    46,379,126     8.06     8.520      604      219,806      79.52      42.43     41.67     9.06
80.01% to 85.00%              157    42,216,100     7.34     8.901      580      268,892      84.33      44.23     51.32    11.90
85.01% to 90.00%              211    54,417,006     9.46     8.831      596      257,901      89.63      42.14     63.49    15.03
90.01% to 95.00%              182    37,871,197     6.58     9.009      620      208,084      92.00      44.48     48.47    10.28
95.01% to 100.00%           2,069   323,203,356    56.18     8.673      648      156,212      84.02      43.94     50.55    17.01
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41     51.18    14.21
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 12.20% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 91.42%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 8.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.90%. Approximately 47.81% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.73%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
INCOME RATIOS               LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
20.00% or less                 51     7,367,905     1.28     8.192      619      144,469      81.11      15.04     85.14    10.42
20.01% to 25.00%               66     9,827,514     1.71     8.516      617      148,902      79.74      22.92     80.86     0.00
25.01% to 30.00%              113    17,718,077     3.08     8.365      611      156,797      78.47      27.62     77.36    12.86
30.01% to 35.00%              206    31,298,375     5.44     8.471      620      151,934      80.26      32.89     66.01    13.69
35.01% to 40.00%              363    65,132,676    11.32     8.535      625      179,429      80.80      37.75     59.24    12.42
40.01% to 45.00%              761   137,763,559    23.95     8.606      629      181,030      82.54      42.83     49.58    16.30
45.01% to 50.00%             1493   284,191,244    49.40     8.767      631      190,349      83.46      47.92     42.20    14.45
50.01% to 55.00%               92    21,964,914     3.82     8.226      600      238,749      76.62      52.00     86.60    12.79
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41     51.18    14.21
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.42% to 54.98% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.41%.

LOAN PURPOSE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN PURPOSE                LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Purchase                    2,204   352,178,305    61.22     8.715      643      159,791      84.34      43.89     49.90    16.46
Refinance - Cashout           869   210,816,532    36.65     8.513      602      242,597      78.77      42.69     52.37    11.29
Refinance - Rate Term          72    12,269,427     2.13     8.755      595      170,409      82.35      42.06     67.55     0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41     51.18    14.21
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

PROPERTY TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PROPERTY TYPE               LOANS       ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Single Family                2321   424,981,318    73.88     8.606      626      183,103      82.22      43.36     50.10    14.17
Planned Unit Development      446    77,162,674    13.41     8.647      626      173,010      83.17      43.36     55.67    11.15
Condo                         246    40,206,899     6.99     8.855      628      163,443      82.55      43.62     55.08    16.70
Two- to Four-Family           132    32,913,372     5.72     8.823      638      249,344      80.21      44.02     49.83    18.94
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,145   575,264,264   100.00     8.641      627      182,914      82.26      43.41     51.18    14.21
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,582    294,433,040     51.18     8.239      617      186,114      81.64     42.25    100.00   17.75
Stated Income               1,546    277,853,291     48.30     9.069      637      179,724      82.85     44.62      0.00   10.18
Lite Documentation             17      2,977,932      0.52     8.570      634      175,172      87.49     45.32      0.00   40.48
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                      3,145    575,264,264    100.00     8.641      627      182,914      82.26     43.41     51.18   14.21
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      2989    547,330,683     95.14     8.621      627      183,115      82.30     43.62    50.89    14.46
Investment                    133     23,313,505      4.05     9.079      626      175,290      80.54     38.69    62.84    11.22
Second Home                    23      4,620,076      0.80     8.803      625      200,873      85.56     42.78    27.32     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,145    575,264,264    100.00     8.641      627      182,914      82.26     43.41    51.18    14.21
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT OFF DATE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                              21      2,868,886      0.50     8.568      631      136,614      85.00     47.74     71.57   11.01
1                            2590    484,465,362     84.22     8.618      628      187,052      82.13     43.28     51.87   14.21
2                             411     73,161,344     12.72     8.718      623      178,008      82.39     44.03     48.55   13.52
3                              95     13,232,717      2.30     9.055      622      139,292      84.88     44.21     35.20   20.35
4                              15        620,604      0.11    10.093      619       41,374      99.53     45.16     22.89    0.00
5                               4         94,203      0.02     9.525      599       23,551     100.00     45.76     44.86    0.00
6                               7        631,707      0.11     7.907      619       90,244      73.08     37.67     86.64    0.00
7                               1         24,556      0.00    11.990      582       24,556     100.00     42.48    100.00    0.00
11                              1        164,884      0.03     7.990      582      164,884      95.00     48.98    100.00    0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   -----
TOTAL:                      3,145    575,264,264    100.00     8.641      627      182,914      82.26     43.41     51.18   14.21
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM               LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                          575     94,449,845     16.42     9.258     623        164,261     83.25     43.50    44.18     5.60
12 Months                     120     31,243,115      5.43     8.785     639        260,359     82.12     44.03    44.98    22.40
24 Months                   2,107    400,616,160     69.64     8.554     627        190,136     82.82     43.67    50.70    16.99
36 Months                     343     48,955,143      8.51     8.074     625        142,726     75.83     40.78    72.59     2.87
                            -----    -----------    ------     -----     ---        -------     -----     -----    -----    -----
TOTAL:                      3,145    575,264,264    100.00     8.641     627        182,914     82.26     43.41    51.18    14.21
                            =====    ===========    ======     =====     ===        =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES     LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
500                             3        474,264      0.08     9.280      500      158,088      76.15     41.03    100.00    0.00
501 to 525                    109     20,647,595      3.59     9.729      515      189,427      77.21     42.49     60.72    0.00
526 to 550                    128     26,337,052      4.58     9.239      538      205,758      77.10     44.07     56.34    0.00
551 to 575                    185     40,297,152      7.00     8.970      562      217,822      81.60     43.33     55.67    5.30
576 to 600                    630     94,242,656     16.38     8.779      589      149,592      83.73     43.10     75.15    9.49
601 to 625                    626    104,787,656     18.22     8.546      614      167,392      82.31     42.58     59.12   14.18
626 to 650                    676    125,325,113     21.79     8.636      637      185,392      83.12     43.83     39.21   20.90
651 to 675                    305     61,190,278     10.64     8.375      663      200,624      82.78     43.20     42.37   12.04
676 to 700                    248     48,237,143      8.39     8.321      687      194,505      82.38     44.31     30.60   20.69
701 to 725                    103     20,869,786      3.63     8.375      710      202,619      82.61     44.28     34.87   18.73
726 to 750                     78     18,883,539      3.28     8.192      735      242,097      81.76     43.83     36.24   21.12
751 to 775                     33      8,466,086      1.47     7.991      763      256,548      80.35     43.08     62.86   37.46
776 to 800                     18      5,107,187      0.89     8.098      787      283,733      82.20     46.32     41.22   23.88
801 to 809                      3        398,755      0.07     8.501      809      132,918      77.01     48.26      0.00    0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                      3,145    575,264,264    100.00     8.641      627      182,914      82.26     43.41     51.18   14.21
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 627.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE               LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A1                          2,766    490,230,657     85.22     8.599      634      177,235      83.12     43.44     50.63   15.71
A2                            233     52,035,711      9.05     8.814      592      223,329      79.45     43.44     49.36    7.84
B1                             70     16,340,746      2.84     8.919      567      233,439      76.26     42.22     71.77    4.23
B2                             43     10,032,267      1.74     9.104      572      233,309      73.85     42.36     41.39    0.00
C1                             31      6,302,679      1.10     9.010      566      203,312      68.14     45.75     69.05    0.00
C2                              2        322,203      0.06    10.327      540      161,101      61.56     51.76    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      3,145    575,264,264    100.00     8.641      627      182,914      82.26     43.41     51.18   14.21
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS     LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                1        153,000      0.03     9.635      617      153,000      90.00     49.94     0.00    100.00
4.501% to 5.000%               10      1,822,554      0.39     9.786      584      182,255      82.74     43.26    18.18      0.00
5.001% to 5.500%               15      3,132,265      0.66     9.752      596      208,818      84.38     46.26     5.06      0.00
5.501% to 6.000%            1,654    399,156,445     84.39     8.332      633      241,328      81.74     43.59    50.28     19.12
6.001% to 6.500%              166     42,107,433      8.90     8.715      593      253,659      79.96     43.70    46.18      9.74
6.501% to 7.000%               85     20,542,057      4.34     9.141      566      241,671      76.92     42.05    55.61      1.69
7.001% to 7.500%               27      6,104,163      1.29     9.011      578      226,080      72.63     47.44    69.97      0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                      1,958    473,017,917    100.00     8.426      625      241,582      81.28     43.60    49.96     17.11
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.058% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             21      7,092,082      1.50     6.335      690      337,718      76.12     41.08    96.48    29.41
12.501% to 13.000%             76     24,535,660      5.19     6.833      661      322,838      75.79     43.06    85.01    26.79
13.001% to 13.500%            173     51,730,958     10.94     7.311      640      299,023      78.24     42.54    85.33    30.00
13.501% to 14.000%            346     95,942,996     20.28     7.796      637      277,292      79.94     43.00    61.67    21.07
14.001% to 14.500%            328     82,352,505     17.41     8.279      636      251,075      80.78     44.79    45.80    18.08
14.501% to 15.000%            387     93,757,533     19.82     8.760      624      242,268      82.24     43.97    35.30    14.83
15.001% to 15.500%            231     48,975,543     10.35     9.260      603      212,015      84.54     43.81    30.82     7.38
15.501% to 16.000%            218     42,899,727      9.07     9.752      590      196,788      84.80     43.86    31.63     9.16
16.001% to 16.500%             96     14,331,241      3.03    10.259      571      149,284      85.39     43.56    30.45     1.24
16.501% to 17.000%             57      8,753,610      1.85    10.760      583      153,572      86.56     43.23    13.68     0.00
17.001% to 17.500%             12      1,521,289      0.32    11.252      525      126,774      77.01     40.67    17.28     0.00
17.501% to 18.000%              9        892,879      0.19    11.762      545       99,209      82.24     42.62     0.00     0.00
18.001% to 18.500%              3        181,507      0.04    12.066      537       60,502      74.31     44.52     0.00     0.00
18.501% to 19.000%              1         50,387      0.01    12.560      511       50,387      80.00     39.35     0.00     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,958    473,017,917    100.00     8.426      625      241,582      81.28     43.60    49.96    17.11
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.210% per annum to 18.560% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.426% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE            LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
January 2007                    2        168,352      0.04    10.047      554       84,176      89.37     34.30    100.00    0.00
February 2007                  15      3,569,305      0.75     8.467      627      237,954      78.96     45.48     27.23    0.00
October 2007                    1        164,884      0.03     7.990      582      164,884      95.00     48.98    100.00    0.00
March 2008                      2        484,121      0.10     7.435      620      242,061      64.87     37.44    100.00    0.00
June 2008                      49     10,565,243      2.23     8.736      618      215,617      82.33     44.59     33.30   24.75
July 2008                     247     60,368,246     12.76     8.480      621      244,406      81.15     44.30     46.66   16.39
August 2008                 1,604    390,168,468     82.48     8.406      626      243,247      81.27     43.45     50.98   17.29
September 2008                 13      2,155,946      0.46     8.475      628      165,842      84.78     47.41     69.13   14.66
July 2009                       1         74,070      0.02     9.165      590       74,070      95.00     46.53    100.00    0.00
August 2009                    23      5,242,583      1.11     8.645      608      227,938      82.24     42.95     44.24   12.02
September 2009                  1         56,700      0.01     9.930      623       56,700      90.00     44.23    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      1,958    473,017,917    100.00     8.426      625      241,582      81.28     43.60     49.96   17.11
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $231,421,473
Aggregate Original Principal Balance      $231,535,251
Number of Mortgage Loans                         1,515

                                          MINIMUM    MAXIMUM   AVERAGE (1)
                                          -------   --------   -----------
Original Principal Balance                $12,600   $672,000     $152,829
Outstanding Principal Balance             $12,588   $671,720     $152,753

                                                                 WEIGHTED
                                          MINIMUM    MAXIMUM   AVERAGE (2)
                                          -------   --------   -----------
Original Term (mos)                          180        360         352
Stated remaining Term (mos)                  173        360         350
Loan Age (mos)                                 0          7           1
Current Interest Rate                      6.230%    13.210%      8.678%
Initial Interest Rate Cap(4)               1.000%     1.000%      1.000%
Periodic Rate Cap(4)                       1.000%     1.000%      1.000%
Gross Margin(4)                            4.500%     7.250%      6.088%
Maximum Mortgage Rate(4)                  12.230%    18.560%     14.658%
Minimum Mortgage Rate(4)                   6.230%    12.560%      8.658%
Months to Roll(4)                              4         36          23
Original Loan-to-Value                     12.20%    100.00%      79.98%
Combined Loan-to-Value                     12.20%    100.00%      85.31%
Credit Score (3)                             500        809         607

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             02/01/2021   09/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       95.90%
2nd Lien                        4.10%

OCCUPANCY
Primary                        91.03%
Second Home                     1.15%
Investment                      7.82%

LOAN TYPE
Fixed Rate                     19.23%
ARM                            80.77%

AMORTIZATION TYPE
Fully Amortizing               41.17%
Interest Only                   8.02%
15/30 Balloon                   3.80%
30/40 Balloon                  47.01%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2006                          100.00%

LOAN PURPOSE
Purchase                       33.96%
Refinance - Rate/Term           2.92%
Refinance - Cashout            63.12%

PROPERTY TYPE
Single Family                  75.00%
Condominium                     8.06%
Planned Unit Development       10.84%
Two-to Four-Family              6.11%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%               10      2,848,963      1.23     6.311      666      284,896      71.33     44.47    91.23    22.81
6.501% to 7.000%               71     17,172,973      7.42     6.824      645      241,873      69.66     41.99    83.54    13.88
7.001% to 7.500%              104     22,304,229      9.64     7.306      626      214,464      74.31     41.43    82.44    14.02
7.501% to 8.000%              169     34,516,675     14.92     7.809      618      204,241      76.53     42.58    61.18    16.64
8.001% to 8.500%              168     30,621,841     13.23     8.298      615      182,273      79.32     43.70    56.90     7.35
8.501% to 9.000%              253     40,975,101     17.71     8.774      605      161,957      80.95     42.49    43.44     5.03
9.001% to 9.500%              156     26,034,822     11.25     9.264      589      166,890      82.75     43.32    36.73     3.97
9.501% to 10.000%             257     29,964,192     12.95     9.754      584      116,592      85.01     43.33    40.13     4.14
10.001% to 10.500%             79     11,836,357      5.11    10.271      568      149,827      84.44     42.97    31.78     0.00
10.501% to 11.000%             57      6,582,965      2.84    10.771      573      115,491      84.10     43.05    13.73     1.18
11.001% to 11.500%             30      1,902,665      0.82    11.222      603       63,422      86.84     42.28    16.40     0.00
11.501% to 12.000%            131      5,525,770      2.39    11.908      606       42,181      97.03     44.50    45.10     0.00
12.001% to 12.500%             27      1,018,301      0.44    12.244      597       37,715      96.36     42.25    53.90     0.00
12.501% to 13.000%              2         69,900      0.03    12.610      541       34,950      85.58     40.94    27.91     0.00
13.001% to 13.500%              1         46,719      0.02    13.210      504       46,719      85.00     36.24     0.00     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.230% per annum to 13.210% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.678% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT OFF DATE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    296     10,775,760      4.66    10.791      626       36,405      94.67     43.71    51.63     0.00
349 to 360                  1,219    220,645,713     95.34     8.575      606      181,006      79.26     42.79    52.45     8.41
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----     ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF                     OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL MORTGAGE         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               253      7,313,497      3.16    10.984      623       28,907      98.52     43.39     51.71    0.00
$50,001 to $100,000           310     23,760,718     10.27     9.482      606       76,647      83.36     41.29     56.72    1.78
$100,001 to $150,000          296     36,191,182     15.64     8.769      608      122,268      78.98     42.18     61.39    3.17
$150,001 to $200,000          227     39,652,951     17.13     8.630      610      174,683      78.20     43.38     54.08    5.48
$200,001 to $250,000          139     31,007,127     13.40     8.664      603      223,073      79.29     43.18     47.69    8.68
$250,001 to $300,000          129     35,287,968     15.25     8.260      604      273,550      77.85     42.79     48.80   13.97
$300,001 to $350,000           85     27,689,181     11.96     8.312      606      325,755      78.19     43.71     46.39   14.56
$350,001 to $400,000           49     18,388,596      7.95     8.406      596      375,277      79.85     42.98     56.81   12.27
$400,001 to $450,000           19      7,887,886      3.41     8.356      603      415,152      83.67     44.17     48.56    5.24
$450,001 to $500,000            5      2,373,229      1.03     7.620      662      474,646      82.64     38.29      0.00   21.07
$550,001 to $600,000            1        573,552      0.25     7.355      648      573,552      85.00     30.91    100.00    0.00
$600,001 to $650,000            1        623,866      0.27     8.990      559      623,866      80.00     50.94      0.00    0.00
$650,001 to $700,000            1        671,720      0.29     6.675      650      671,720      80.00     44.04    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42    8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,588 to approximately $671,720 and the average outstanding principal balance of the Mortgage Loans was approximately $152,753.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            37      1,980,265      0.86     8.411      612       53,521      71.54     41.77    66.74     0.00
15/30 Balloon Loans           259      8,795,495      3.80    11.326      629       33,959      99.88     44.15    48.23     0.00
2/28 LIBOR Loans              536     84,266,542     36.41     8.745      609      157,214      80.01     42.43    48.07    21.53
2/28 LIBOR Loans (40 due
   in 30)                     440     98,200,379     42.43     8.572      598      223,183      80.63     43.82    50.46     0.00
30 Year Fixed Loans           173     24,694,945     10.67     8.241      620      142,745      72.73     40.18    72.28     1.71
30/40 Balloon Loans            41      9,021,759      3.90     7.772      621      220,043      73.17     42.57    61.30     0.00
3/27 LIBOR Loans               11      1,419,935      0.61     9.207      591      129,085      86.28     34.98    73.54     0.00
3/27 LIBOR Loans (40 due
   in 30)                       7      1,571,153      0.68     8.327      603      224,450      77.45     45.53    41.10     0.00
Six Month LIBOR Loans          11      1,471,000      0.64     9.234      597      133,727      86.71     45.20    41.45     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              692     95,268,835     41.17     8.778      607      137,672      78.46     41.45    54.30      0.00
Balloon                       747    117,588,786     50.81     8.713      602      157,415      81.46     43.77    51.00      0.00
24 Month Interest-Only          7      1,842,500      0.80     7.747      647      263,214      84.01     45.38    60.08    100.00
60 Month Interest-Only         69     16,721,352      7.23     7.964      631      242,338      77.78     43.88    50.81    100.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42      8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,005    186,929,009     80.77     8.658      603      185,999      80.42     43.15    49.41     9.70
Fixed Rate                    510     44,492,463     19.23     8.763      622       87,240      78.13     41.52    65.05     0.95
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====     ====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
GEOGRAPHIC                MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DISTRIBUTION                LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        25      2,794,343      1.21     9.452      576      111,774      85.90     43.85     68.92     0.00
Arizona                       130     20,008,142      8.65     8.498      625      153,909      82.20     44.61     42.48     7.79
Arkansas                        2        170,865      0.07    10.006      632       85,433      84.00     50.00      0.00     0.00
California                    321     83,343,827     36.01     8.214      605      259,638      75.27     42.50     52.94    15.02
Colorado                       36      4,568,253      1.97     8.768      620      126,896      84.77     42.92     63.66     0.00
Connecticut                     9      1,382,336      0.60     9.423      589      153,593      87.49     45.19     60.64     0.00
Florida                       154     26,814,849     11.59     8.843      593      174,122      79.64     43.14     52.07     8.14
Georgia                        32      3,729,125      1.61     9.605      598      116,535      85.59     40.38     46.17     0.00
Hawaii                         14      4,889,955      2.11     7.567      628      349,282      77.19     39.44     58.04     0.00
Illinois                       98     14,713,819      6.36     9.156      618      150,141      82.79     45.57     31.73     2.64
Indiana                         4        324,178      0.14     9.412      562       81,045      85.21     42.90     72.13     0.00
Kansas                          6        511,387      0.22     9.436      634       85,231      86.67     43.72     54.71     0.00
Kentucky                        1        135,840      0.06     9.985      500      135,840      90.00     38.88    100.00     0.00
Louisiana                      16      1,659,890      0.72     9.248      617      103,743      85.53     44.03     12.61     0.00
Maryland                       14      1,958,281      0.85     9.293      592      139,877      83.63     41.38     46.39     0.00
Massachusetts                   5      1,535,954      0.66     9.228      605      307,191      81.20     44.47     35.22     0.00
Michigan                       44      3,886,724      1.68     9.799      582       88,335      86.45     43.05     55.44     0.00
Minnesota                      20      2,859,960      1.24     9.075      617      142,998      85.54     41.89     62.40     3.50
Mississippi                    12      1,025,421      0.44     9.574      566       85,452      87.15     38.78     91.09     0.00
Missouri                       54      5,633,648      2.43     9.463      599      104,327      83.68     42.01     64.32     1.02
Nevada                         16      3,105,620      1.34     8.837      604      194,101      84.94     45.37     32.60    19.86
New Hampshire                   1        218,901      0.09     9.910      542      218,901      79.64     49.99      0.00     0.00
New Jersey                      1        239,920      0.10     7.780      649      239,920      80.00     46.12    100.00     0.00
New Mexico                     20      2,083,795      0.90     9.174      586      104,190      82.75     41.53     75.92     3.72
New York                        5        906,384      0.39     9.483      620      181,277      85.61     45.51      0.00     0.00
North Carolina                 14      1,222,544      0.53     9.201      598       87,325      84.93     37.66     75.79     9.75
Ohio                           11      1,252,039      0.54     9.600      584      113,822      92.57     42.53     84.81     0.00
Oklahoma                       14        716,047      0.31     9.225      612       51,146      83.67     37.49     85.76     0.00
Oregon                          1        256,000      0.11     6.990      567      256,000      80.00     48.81    100.00   100.00
Rhode Island                    6      1,257,068      0.54     8.460      642      209,511      80.60     40.13     41.39    16.23
South Carolina                  3        368,321      0.16     9.610      631      122,774      82.25     50.73     25.78     0.00
Tennessee                      43      3,044,258      1.32     8.891      602       70,797      88.22     42.11     68.99     0.00
Texas                         315     25,884,975     11.19     8.937      616       82,175      82.25     41.10     60.93     0.44
Utah                           43      4,708,588      2.03     8.644      631      109,502      83.43     46.34     55.55     5.11
Virginia                       11      1,992,092      0.86     9.300      576      181,099      80.47     44.82     53.99     0.00
Washington                      7      1,669,056      0.72     9.067      556      238,437      85.64     41.42     56.48     7.91
Wisconsin                       7        549,066      0.24    10.718      585       78,438      83.32     42.66     36.20     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   ------
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42     8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   ======

No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 40      6,411,562      2.77     7.755      614      160,289      40.14     37.67    53.83    13.34
50.01% to 55.00%               26      5,075,762      2.19     8.206      580      195,222      52.87     40.70    59.26     0.00
55.01% to 60.00%               30      6,315,065      2.73     7.940      616      210,502      57.64     42.79    62.03     6.65
60.01% to 65.00%               41      8,787,749      3.80     8.192      585      214,335      62.86     41.86    48.89     7.46
65.01% to 70.00%               48     11,081,011      4.79     8.243      581      230,854      68.62     44.09    61.36     7.17
70.01% to 75.00%               78     16,436,586      7.10     8.368      595      210,725      73.92     39.82    44.35    14.19
75.01% to 80.00%              566     90,359,976     39.05     8.331      625      159,647      79.86     43.46    53.03     8.68
80.01% to 85.00%              126     26,817,534     11.59     9.062      573      212,838      84.45     44.18    41.07     5.89
85.01% to 90.00%              168     32,227,721     13.93     8.995      591      191,832      89.76     41.27    69.12     8.99
90.01% to 95.00%               86     13,999,266      6.05     9.335      622      162,782      94.82     44.75    37.10     8.45
95.01% to 100.00%             306     13,909,241      6.01    10.753      628       45,455      99.91     44.24    44.15     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.20% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.10% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.89%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.95%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 40      6,411,562      2.77     7.755      614      160,289      40.14     37.67    53.83    13.34
50.01% to 55.00%               26      5,075,762      2.19     8.206      580      195,222      52.87     40.70    59.26     0.00
55.01% to 60.00%               30      6,315,065      2.73     7.940      616      210,502      57.64     42.79    62.03     6.65
60.01% to 65.00%               40      8,622,099      3.73     8.186      586      215,552      62.82     41.93    47.91     7.61
65.01% to 70.00%               45     10,319,276      4.46     8.245      579      229,317      68.62     44.29    61.63     5.95
70.01% to 75.00%               77     16,248,644      7.02     8.375      595      211,021      73.94     39.85    43.71    14.36
75.01% to 80.00%              172     32,557,633     14.07     8.585      605      189,289      79.51     42.81    35.62     8.42
80.01% to 85.00%              113     25,614,975     11.07     9.027      574      226,681      84.32     44.20    40.70     6.17
85.01% to 90.00%              136     28,643,549     12.38     8.954      592      210,614      89.58     41.02    70.62    11.31
90.01% to 95.00%               97     15,035,126      6.50     9.154      613      155,001      92.16     44.38    47.47     6.45
95.01% to 100.00%             739     76,577,784     33.09     8.752      632      103,624      84.46     43.88    57.38     6.73
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 12.20% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 85.31%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 4.10% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.89%. Approximately 29.05% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.44%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS              LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 21      3,911,632      1.69     8.173      612      186,268      79.67     14.10    79.27     8.18
20.01% to 25.00%               40      5,757,775      2.49     8.680      614      143,944      78.18     23.11    72.15     0.00
25.01% to 30.00%               57      7,626,734      3.30     8.546      593      133,802      73.38     27.42    72.10     4.41
30.01% to 35.00%              110     14,406,811      6.23     8.491      607      130,971      76.20     32.76    62.83     4.27
35.01% to 40.00%              184     28,489,312     12.31     8.562      612      154,833      78.05     37.77    52.98     8.96
40.01% to 45.00%              378     55,394,760     23.94     8.710      609      146,547      80.77     42.74    48.71     8.69
45.01% to 50.00%              664    103,785,021     44.85     8.824      606      156,303      81.95     47.90    44.60     8.32
50.01% to 55.00%               61     12,049,428      5.21     8.019      596      197,532      73.55     52.24    92.33    10.73
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.42% to 54.97% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.84%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE               LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout           687    146,079,894     63.12     8.548      596      212,634      77.26     42.40    50.88    10.42
Purchase                      777     78,586,913     33.96     8.901      627      101,141      84.85     43.82    54.52     4.25
Refinance - Rate Term          51      6,754,666      2.92     8.900      601      132,444      82.10     40.78    61.05     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE              LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1166    173,562,186     75.00     8.657      606      148,853      79.99     42.52    51.75     7.93
Planned Unit Development      166     25,078,171     10.84     8.641      606      151,073      80.73     43.78    61.69     8.78
Condo                         123     18,641,215      8.06     8.772      611      151,555      81.35     44.15    58.50     8.41
Two- to Four-Family            60     14,139,900      6.11     8.881      612      235,665      76.64     43.30    36.11     7.32
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====     ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION              LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            821    121,300,056     52.42     8.312      601      147,747      79.64     42.11    100.00    7.92
Stated Income                 687    109,115,079     47.15     9.082      613      158,828      80.27     43.61      0.00    8.21
Lite Documentation              7      1,006,338      0.43     8.958      636      143,763      89.28     45.25      0.00    0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42    8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======    ====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                  LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1388    210,657,762     91.03     8.629      605      151,771      79.80     43.24    52.14     8.29
Investment                    110     18,092,896      7.82     9.223      624      164,481      81.56     38.14    59.53     6.10
Second Home                    17      2,670,815      1.15     8.877      631      157,107      83.02     42.60    25.61     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT OFF DATE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS         ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                              10      1,274,530      0.55     8.415      626      127,453      84.77     47.68     87.49   24.79
1                            1236    194,698,726     84.13     8.635      608      157,523      79.96     42.84     53.56    8.50
2                             215     30,943,566     13.37     8.857      599      143,924      79.26     42.32     44.86    5.25
3                              41      3,818,376      1.65     9.513      593       93,131      84.80     44.61     41.27    2.03
4                               5        216,439      0.09    10.447      639       43,288     100.00     46.51     21.41    0.00
5                               3         65,442      0.03     9.448      594       21,814     100.00     46.88     64.57    0.00
6                               4        379,836      0.16     7.339      623       94,959      64.53     44.59     85.92    0.00
7                               1         24,556      0.01    11.990      582       24,556     100.00     42.48    100.00    0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42    8.02
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                          356     47,687,361     20.61     9.307      608      133,953      82.55     42.62    49.92     2.80
12 Months                      42      7,708,047      3.33     9.136      610      183,525      78.78     42.63    36.86     7.11
24 Months                     903    146,417,045     63.27     8.583      603      162,145      80.69     43.39    50.63    11.16
36 Months                     214     29,609,019     12.79     8.017      622      138,360      72.64     40.51    69.32     1.17
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84    52.42     8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
500                             3        474,264      0.20     9.280      500      158,088      76.15     41.03    100.00    0.00
501 to 525                     86     16,427,044      7.10     9.664      514      191,012      75.71     42.65     60.65    0.00
526 to 550                     95     17,247,053      7.45     9.356      539      181,548      75.05     43.80     44.37    0.00
551 to 575                    134     25,776,110     11.14     9.008      563      192,359      81.02     43.40     57.43    6.67
576 to 600                    364     50,644,753     21.88     8.768      588      139,134      81.79     43.08     65.23    4.56
601 to 625                    317     41,435,383     17.90     8.490      613      130,711      79.91     42.21     53.58   11.33
626 to 650                    236     35,890,000     15.51     8.401      637      152,076      81.41     42.63     45.15   12.94
651 to 675                    118     18,336,107      7.92     8.233      663      155,391      80.49     42.54     35.56   12.48
676 to 700                     93     13,910,417      6.01     8.132      686      149,574      80.10     42.08     42.40    8.98
701 to 725                     42      7,040,123      3.04     8.160      712      167,622      78.89     43.75     36.56   13.97
726 to 750                     18      3,187,518      1.38     7.849      737      177,084      79.48     43.23     42.49   11.75
751 to 775                      7        907,267      0.39     7.200      764      129,610      68.44     45.57     68.06   33.06
776 to 800                      1         85,483      0.04     9.335      782       85,483      90.00     38.29      0.00    0.00
801 to 809                      1         59,950      0.03     6.935      809       59,950      37.50     44.84      0.00    0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42    8.02
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 607.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

CREDIT GRADE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A1                          1,254    179,647,614     77.63     8.618      617      143,260      81.59     42.78     50.87    8.87
A2                            142     26,998,916     11.67     8.786      574      190,133      76.68     43.70     55.32    7.19
B1                             57     12,445,781      5.38     8.804      570      218,347      74.40     41.13     72.48    5.56
B2                             32      6,643,602      2.87     9.262      570      207,613      72.22     41.82     32.72    0.00
C1                             28      5,363,358      2.32     9.041      562      191,548      66.22     45.17     64.67    0.00
C2                              2        322,203      0.14    10.327      540      161,101      61.56     51.76    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------    ----
TOTAL:                      1,515    231,421,473    100.00     8.678      607      152,753      79.98     42.84     52.42    8.02
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======    ====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                1        153,000      0.08     9.635      617      153,000      90.00     49.94     0.00    100.00
4.501% to 5.000%                9      1,607,488      0.86     9.759      580      178,610      81.77     43.22    20.61      0.00
5.001% to 5.500%               11      2,149,693      1.15     9.753      586      195,427      83.68     46.20     7.37      0.00
5.501% to 6.000%              792    143,373,500     76.70     8.536      613      181,027      81.40     43.09    48.56     11.08
6.001% to 6.500%              105     21,268,954     11.38     8.835      574      202,561      78.80     43.95    54.34      8.24
6.501% to 7.000%               63     13,823,823      7.40     9.215      566      219,426      75.82     40.66    52.83      2.51
7.001% to 7.500%               24      4,552,551      2.44     9.045      564      189,690      68.56     47.08    74.42      0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                      1,005    186,929,009    100.00     8.658      603      185,999      80.42     43.15    49.41      9.70
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.088% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             10      2,848,963      1.52     6.311      666      284,896      71.33     44.47    91.23    22.81
12.501% to 13.000%             35      9,120,804      4.88     6.835      642      260,594      73.51     42.24    78.43    26.13
13.001% to 13.500%             79     17,610,984      9.42     7.306      625      222,924      74.86     41.47    80.70    17.75
13.501% to 14.000%            142     29,648,686     15.86     7.812      617      208,794      78.50     42.83    61.61    19.37
14.001% to 14.500%            133     26,137,610     13.98     8.300      615      196,523      80.00     44.69    53.12     8.61
14.501% to 15.000%            187     34,152,475     18.27     8.776      605      182,634      81.70     42.91    41.14     5.02
15.001% to 15.500%            135     23,602,548     12.63     9.264      589      174,834      83.20     43.52    34.14     4.38
15.501% to 16.000%            150     25,097,422     13.43     9.762      581      167,316      83.93     43.55    37.03     4.94
16.001% to 16.500%             73     11,126,324      5.95    10.277      566      152,415      84.37     43.07    33.00     0.00
16.501% to 17.000%             43      5,625,802      3.01    10.772      558      130,833      83.37     42.77    16.07     0.00
17.001% to 17.500%              8        988,778      0.53    11.232      525      123,597      74.81     39.10    26.59     0.00
17.501% to 18.000%              7        792,689      0.42    11.772      546      113,241      82.87     42.45     0.00     0.00
18.001% to 18.500%              2        125,538      0.07    12.023      533       62,769      80.00     43.88     0.00     0.00
18.501% to 19.000%              1         50,387      0.03    12.560      511       50,387      80.00     39.35     0.00     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,005    186,929,009    100.00     8.658      603      185,999      80.42     43.15    49.41     9.70
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.230% per annum to 18.560% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.658% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
January 2007                    2        168,352      0.09    10.047      554       84,176      89.37     34.30    100.00    0.00
February 2007                   9      1,302,648      0.70     9.129      603      144,739      86.36     46.61     33.88    0.00
March 2008                      1        307,428      0.16     6.900      624      307,428      56.18     44.76    100.00    0.00
June 2008                      21      2,744,449      1.47     9.458      578      130,688      83.51     44.59     35.35    0.00
July 2008                     134     24,948,795     13.35     8.817      595      186,185      79.24     42.55     40.32    6.51
August 2008                   814    153,402,460     82.06     8.617      605      188,455      80.49     43.22     50.71   10.56
September 2008                  6      1,063,790      0.57     8.228      627      177,298      84.14     47.74     88.01   29.71
August 2009                    17      2,934,388      1.57     8.722      597      172,611      81.48     40.45     55.66    0.00
September 2009                  1         56,700      0.03     9.930      623       56,700      90.00     44.23    100.00    0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,005    186,929,009    100.00     8.658      603      185,999      80.42     43.15     49.41    9.70
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $343,842,791
Aggregate Original Principal Balance      $344,006,330
Number of Mortgage Loans                         1,630

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------    -------   -----------
Original Principal Balance      $13,000   $896,000     $211,047
Outstanding Principal Balance   $ 7,167   $895,719     $210,946

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE(2)
                               -------   -------   ----------
Original Term (mos)                180      360         339
Stated remaining Term (mos)        174      360         338
Loan Age (mos)                       0       11           1
Current Interest Rate            6.210%  12.490%      8.617%
Initial Interest Rate Cap(4)     1.000%   1.000%      1.000%
Periodic Rate Cap(4)             1.000%   1.000%      1.000%
Gross Margin(4)                  5.000%   7.250%      6.038%
Maximum Mortgage Rate(4)        12.210%  18.160%     14.274%
Minimum Mortgage Rate(4)         6.210%  12.160%      8.274%
Months to Roll(4)                    5       35          23
Original Loan-to-Value           32.73%  100.00%      83.79%
Combined Loan-to-Value           32.73%  100.00%      95.54%
Credit Score (3)                   501      809         640

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2021   09/01/2036

                           PERCENT OF
                            MORTGAGE
                              POOL
                           ----------
LIEN POSITION
1st Lien                     88.46%
2nd Lien                     11.54%

OCCUPANCY
Primary                      97.91%
Second Home                   0.57%
Investment                    1.52%

LOAN TYPE
Fixed Rate                   16.80%
ARM                          83.20%

AMORTIZATION TYPE
Fully Amortizing             22.63%
Interest Only                18.38%
15/30 Balloon                11.16%
30/40 Balloon                47.83%

                           PERCENT OF
                            MORTGAGE
                              POOL
                           ----------
YEAR OF ORIGINATION
2005                          0.05%
2006                         99.95%

LOAN PURPOSE
Purchase                     79.57%
Refinance - Rate/Term         1.60%
Refinance - Cashout          18.83%

PROPERTY TYPE
Single Family                73.12%
Condominium                   6.27%
Planned Unit Development     15.15%
Two- to Four-Family           5.46%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%               11      4,243,119      1.23     6.351      707      385,738      79.34     38.80    100.00   33.84
6.501% to 7.000%               53     18,635,897      5.42     6.833      669      351,621      76.76     42.25     90.82   22.48
7.001% to 7.500%              101     35,802,152     10.41     7.314      648      354,477      80.14     42.92     86.42   34.62
7.501% to 8.000%              227     71,403,229     20.77     7.783      646      314,552      80.26     42.99     63.42   20.27
8.001% to 8.500%              208     58,571,625     17.03     8.267      646      281,594      81.09     44.78     43.94   22.31
8.501% to 9.000%              232     62,128,621     18.07     8.753      633      267,796      82.74     44.53     33.09   19.62
9.001% to 9.500%              106     26,773,412      7.79     9.258      615      252,579      85.59     43.98     30.23    9.63
9.501% to 10.000%             208     23,969,138      6.97     9.741      609      115,236      88.64     43.56     33.88   11.22
10.001% to 10.500%             36      5,062,268      1.47    10.256      632      140,619      91.75     45.17     46.45    3.51
10.501% to 11.000%             70      8,646,348      2.51    10.804      660      123,519      95.90     44.59     22.94    0.00
11.001% to 11.500%             89      8,072,334      2.35    11.256      671       90,700      98.53     44.88     21.45    0.00
11.501% to 12.000%            257     18,446,574      5.36    11.907      627       71,777      99.81     44.63     35.28    0.00
12.001% to 12.500%             32      2,088,076      0.61    12.301      627       65,252      98.97     44.13     31.20    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80     50.35   18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.210% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.617% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT OFF DATE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    583     40,164,008     11.68    11.264      652       68,892      99.39     44.23    38.41     0.00
349 to 360                  1,047    303,678,783     88.32     8.266      639      290,047      81.73     43.75    51.93    20.81
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE                        OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               219      7,401,493      2.15    10.616      631       33,797      99.38     41.61     40.28    0.00
$50,001 to $100,000           340     25,308,314      7.36    10.900      635       74,436      95.21     42.82     38.08    0.00
$100,001 to $150,000          250     30,713,014      8.93     9.751      638      122,852      88.73     42.70     50.59    1.36
$150,001 to $200,000          144     25,409,333      7.39     8.712      626      176,454      82.27     42.90     47.32    7.03
$200,001 to $250,000          106     23,928,697      6.96     8.638      637      225,742      81.54     43.75     48.84   15.49
$250,001 to $300,000          132     36,170,038     10.52     8.185      643      274,015      81.36     43.44     48.33   26.00
$300,001 to $350,000          106     34,170,126      9.94     8.185      635      322,360      81.60     44.17     52.88   19.88
$350,001 to $400,000           74     27,871,268      8.11     7.978      640      376,639      80.89     44.26     56.50   20.17
$400,001 to $450,000           73     31,242,817      9.09     8.184      655      427,984      81.52     42.39     49.61   26.21
$450,001 to $500,000           74     35,182,063     10.23     8.115      634      475,433      80.68     45.39     51.27   28.44
$500,001 to $550,000           45     23,592,962      6.86     8.210      638      524,288      82.54     45.06     44.46   20.15
$550,001 to $600,000           30     17,140,790      4.99     8.005      659      571,360      84.88     45.28     56.78   33.42
$600,001 to $650,000           14      8,819,963      2.57     7.826      649      629,997      81.88     43.55     56.98   35.51
$650,001 to $700,000            9      6,076,369      1.77     8.042      663      675,152      76.63     43.71     44.42   22.33
$700,001 to $750,000            6      4,337,803      1.26     8.451      608      722,967      89.21     45.80     82.99   17.12
$750,001 to $800,000            4      3,074,139      0.89     8.224      696      768,535      80.90     46.28     75.60   24.72
$800,001 to $850,000            2      1,653,148      0.48    10.458      654      826,574      92.71     42.03     48.59   48.59
$850,001 to $900,000            2      1,750,455      0.51     7.714      655      875,228      84.88     49.41    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80     50.35   18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $7,167 to approximately $895,719 and the average outstanding principal balance of the Mortgage Loans was approximately $210,946.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            31      1,785,877      0.52     9.374      650       57,609      88.36     40.49    37.26     0.00
15/30 Balloon Loans           552     38,378,131     11.16    11.352      652       69,526      99.90     44.40    38.47     0.00
2/28 LIBOR Loans              465    121,791,665     35.42     8.254      642      261,918      81.66     43.04    57.48    51.02
2/28 LIBOR Loans (40 due
   in 30)                     475    159,648,322     46.43     8.287      638      336,102      82.07     44.50    45.51     0.00
30 Year Fixed Loans            85     14,027,293      4.08     8.358      624      165,027      80.50     41.04    76.50     3.07
30/40 Balloon Loans             9      3,562,582      1.04     7.310      641      395,842      76.92     42.23    84.60     0.00
3/27 LIBOR Loans                2      1,145,638      0.33     7.898      624      572,819      85.50     44.96    54.99    54.99
3/27 LIBOR Loans (40 due
   in 30)                       5      1,236,626      0.36     9.184      619      247,325      81.77     47.23    10.52     0.00
Six Month LIBOR Loans           6      2,266,656      0.66     8.086      641      377,776      74.70     44.83    23.41     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)   GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              421     77,817,328     22.63     8.477      629      184,839      81.97     41.99    51.28      0.00
Balloon                     1,041    202,825,661     58.99     8.855      640      194,837      85.35     44.46    44.65      0.00
24 Month Interest-Only          7      2,783,200      0.81     8.638      632      397,600      80.00     46.94    44.12    100.00
60 Month Interest-Only        161     60,416,602     17.57     7.994      656      375,258      81.08     43.78    68.58    100.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35     18.38
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           953    286,088,908     83.20     8.274      639      300,198      81.85     43.90    50.32    21.94
Fixed Rate                    677     57,753,883     16.80    10.314      644       85,309      93.42     43.33    50.51     0.74
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)   GROUP II COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
GEOGRAPHIC                MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DISTRIBUTION                LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         5        736,361      0.21     9.814      576      147,272      85.11     49.43     62.13    0.00
Arizona                        92     12,792,673      3.72     8.798      642      139,051      84.23     45.15     30.90    6.84
California                    752    215,149,236     62.57     8.472      646      286,103      83.27     44.47     53.37   26.15
Colorado                       12      3,191,407      0.93     8.495      666      265,951      82.80     41.81     59.28    0.00
Florida                       162     32,387,812      9.42     8.777      631      199,925      84.21     42.64     42.26   13.03
Georgia                        22      4,859,643      1.41     9.301      632      220,893      89.97     43.87     47.35    0.00
Hawaii                         15      3,745,925      1.09     8.830      655      249,728      83.33     40.24     26.59    0.00
Illinois                       51      9,788,068      2.85     9.407      637      191,923      85.95     44.59     39.17    3.27
Indiana                         1        172,990      0.05     9.360      567      172,990      95.00     42.88    100.00    0.00
Kansas                          5        588,146      0.17    10.186      626      117,629      84.28     47.16     16.31    0.00
Louisiana                       7        464,841      0.14     9.657      616       66,406      88.68     33.51     19.79    0.00
Maryland                        8      2,732,356      0.79     8.335      628      341,545      83.01     44.55     27.45    0.00
Massachusetts                   7      1,301,751      0.38     8.475      683      185,964      84.09     41.74     47.06    0.00
Michigan                       17      2,422,353      0.70     9.392      656      142,491      89.22     41.49      3.23    0.00
Minnesota                       6        945,409      0.27     9.055      638      157,568      81.74     47.04     23.26    0.00
Mississippi                     8        840,175      0.24     9.534      595      105,022      92.91     37.39     50.64    0.00
Missouri                       21      3,110,510      0.90     9.277      630      148,120      85.53     42.59     30.27    0.00
Nevada                         23      4,699,687      1.37     8.960      634      204,334      84.99     45.77     39.59   11.97
New Mexico                      6        677,642      0.20     9.588      635      112,940      73.37     47.20      0.00   26.56
New York                        3      1,179,228      0.34     8.213      702      393,076      86.75     44.58     45.76    0.00
North Carolina                 12      1,267,641      0.37     9.640      603      105,637      84.32     45.30     60.99    0.00
Ohio                            2        477,397      0.14     9.233      645      238,698      95.00     39.19     15.52    0.00
Oklahoma                        4        284,480      0.08     9.279      634       71,120      84.00     46.54     50.47    0.00
Rhode Island                    2        364,969      0.11     7.514      630      182,484      77.28     38.67     45.58    0.00
South Carolina                  1        201,636      0.06     9.110      655      201,636      90.00     44.81      0.00    0.00
Tennessee                      25      1,557,448      0.45     9.081      602       62,298      89.61     40.58     43.03    0.00
Texas                         320     30,264,057      8.80     8.601      617       94,575      83.61     40.22     65.97    0.57
Utah                           22      3,250,805      0.95     9.054      611      147,764      84.48     43.74     57.80   11.83
Virginia                        8      2,396,982      0.70     8.746      624      299,623      87.56     42.98     46.25    0.00
Washington                     10      1,827,214      0.53     8.815      656      182,721      82.75     45.12     25.36   12.39
Wisconsin                       1        163,950      0.05     7.755      635      163,950      80.00     49.05    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80     50.35   18.38
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

No more than approximately 0.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)   GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 4         685,794      0.20     8.400      656      171,449      44.87     37.70    36.34    26.25
50.01% to 55.00%               4       1,375,757      0.40     7.584      669      343,939      53.14     42.94     4.61     0.00
55.01% to 60.00%               7       1,661,698      0.48     7.842      588      237,385      57.81     45.37    82.22    14.39
60.01% to 65.00%              11       3,436,114      1.00     7.930      599      312,374      64.10     41.47    78.73     0.00
65.01% to 70.00%              14       4,858,565      1.41     7.865      628      347,040      69.41     41.19    39.55     0.00
70.01% to 75.00%              18       6,503,073      1.89     7.735      651      361,282      73.71     44.04    44.43     2.98
75.01% to 80.00%             762     212,792,391     61.89     8.077      650      279,255      79.97     43.72    52.69    24.95
80.01% to 85.00%              57      19,435,637      5.65     8.818      586      340,976      84.43     44.42    62.18    17.72
85.01% to 90.00%              89      28,535,915      8.30     8.779      601      320,628      89.84     43.60    50.02    18.26
90.01% to 95.00%              75      19,616,882      5.71     9.104      625      261,558      94.94     44.26    47.71     4.32
95.01% to 100.00%            589      44,940,963     13.07    11.093      652       76,300      99.91     44.36    35.84     0.00
                           -----     -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                     1,630     343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                           =====     ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 32.73% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.90%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  4        685,794      0.20     8.400      656      171,449      44.87     37.70    36.34    26.25
50.01% to 55.00%                4      1,375,757      0.40     7.584      669      343,939      53.14     42.94     4.61     0.00
55.01% to 60.00%                7      1,661,698      0.48     7.842      588      237,385      57.81     45.37    82.22    14.39
60.01% to 65.00%               11      3,436,114      1.00     7.930      599      312,374      64.10     41.47    78.73     0.00
65.01% to 70.00%               14      4,858,565      1.41     7.865      628      347,040      69.41     41.19    39.55     0.00
70.01% to 75.00%               17      6,167,143      1.79     7.660      648      362,773      73.65     43.97    46.85     3.14
75.01% to 80.00%               39     13,821,494      4.02     8.368      601      354,397      79.54     41.51    55.90    10.56
80.01% to 85.00%               44     16,601,125      4.83     8.707      589      377,298      84.34     44.28    67.69    20.75
85.01% to 90.00%               75     25,773,457      7.50     8.694      601      343,646      89.69     43.39    55.56    19.17
90.01% to 95.00%               85     22,836,071      6.64     8.914      625      268,660      91.89     44.55    49.13    12.80
95.01% to 100.00%           1,330    246,625,573     71.73     8.649      652      185,433      83.89     43.96    48.43    20.20
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 32.73% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.54%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 11.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.90%. Approximately 60.44% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.82%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
INCOME RATIOS              LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
20.00% or less                 30     3,456,273     1.01     8.214      628      115,209      82.73      16.11     91.78    12.96
20.01% to 25.00%               26     4,069,739     1.18     8.284      621      156,528      81.94      22.66     93.17     0.00
25.01% to 30.00%               56    10,091,343     2.93     8.228      624      180,203      82.32      27.77     81.34    19.26
30.01% to 35.00%               96    16,891,564     4.91     8.454      632      175,954      83.73      32.99     68.73    21.74
35.01% to 40.00%              179    36,643,364    10.66     8.514      635      204,712      82.95      37.73     64.11    15.12
40.01% to 45.00%              383    82,368,799    23.96     8.536      642      215,062      83.74      42.90     50.17    21.43
45.01% to 50.00%              829   180,406,223    52.47     8.734      645      217,619      84.32      47.93     40.82    17.98
50.01% to 55.00%               31     9,915,486     2.88     8.478      606      319,854      80.35      51.71     79.63    15.29
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 6.82% to 54.98% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.80%.

LOAN PURPOSE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN PURPOSE               LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Purchase                    1,427   273,591,392    79.57     8.661      648      191,725      84.20      43.92     48.57    19.97
Refinance - Cashout           182    64,736,638    18.83     8.432      614      355,696      82.16      43.34     55.72    13.25
Refinance - Rate Term          21     5,514,761     1.60     8.578      588      262,608      82.66      43.63     75.52     0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

PROPERTY TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PROPERTY TYPE              LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Single Family                1155   251,419,131    73.12     8.571      640      217,679      83.76      43.94     48.97    18.48
Planned Unit Development      280    52,084,503    15.15     8.649      635      186,016      84.35      43.15     52.77    12.29
Condo                         123    21,565,684     6.27     8.926      643      175,331      83.59      43.16     52.12    23.87
Two- to Four-Family            72    18,773,472     5.46     8.778      657      260,743      82.90      44.56     60.17    27.69
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
DOCUMENTATION              LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Full Documentation            761   173,132,984    50.35     8.187      628      227,507      83.05      42.35     100.00   24.64
Stated Income                 859   168,738,212    49.07     9.060      653      196,436      84.52      45.28       0.00   11.46
Lite Documentation             10     1,971,595     0.57     8.372      633      197,159      86.58      45.36       0.00   61.15
                            -----   -----------   ------     -----      ---      -------      -----      -----      -----   -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80      50.35   18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====      =====   =====

OCCUPANCY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
OCCUPANCY                  LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------                 --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Primary                      1601   336,672,921    97.91     8.617      641      210,289      83.87      43.86     50.10    18.32
Investment                     23     5,220,610     1.52     8.579      631      226,983      77.01      40.60     74.32    28.96
Second Home                     6     1,949,261     0.57     8.701      617      324,877      89.03      43.02     29.68     0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT OFF DATE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
(MONTHS)                   LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------        --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
0                             11      1,594,356     0.46     8.690      636      144,941      85.18      47.78      58.84    0.00
1                           1354    289,766,636    84.27     8.607      641      214,008      83.59      43.57      50.73   18.05
2                            196     42,217,778    12.28     8.615      640      215,397      84.68      45.28      51.26   19.59
3                             54      9,414,340     2.74     8.869      634      174,340      84.91      44.05      32.74   27.78
4                             10        404,165     0.12     9.904      609       40,416      99.28      44.43      23.69    0.00
5                              1         28,761     0.01     9.700      610       28,761     100.00      43.20       0.00    0.00
6                              3        251,871     0.07     8.763      613       83,957      85.97      27.23      87.71    0.00
11                             1        164,884     0.05     7.990      582      164,884      95.00      48.98     100.00    0.00
                           -----    -----------   ------     -----      ---      -------     ------      -----     ------   -----
TOTAL:                     1,630    343,842,791   100.00     8.617      640      210,946      83.79      43.80      50.35   18.38
                           =====    ===========   ======     =====      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PENALTY TERM               LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------------       --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
None                          219    46,762,484    13.60     9.207      639      213,527      83.96      44.39     38.33     8.45
12 Months                      78    23,535,068     6.84     8.670      648      301,732      83.21      44.49     47.64    27.41
24 Months                   1,204   254,199,115    73.93     8.538      641      211,129      84.05      43.83     50.74    20.35
36 Months                     129    19,346,124     5.63     8.161      629      149,970      80.71      41.19     77.59     5.48
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617      640      210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
CREDIT SCORES              LOANS        ($)      POOL (%)     (%)     SCORE        ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
501 to 525                     23     4,220,552     1.23     9.980    515.91     183,502      83.05      41.85     61.01     0.00
526 to 550                     33     9,089,999     2.64     9.017       538     275,455      80.99      44.60     79.05     0.00
551 to 575                     51    14,521,041     4.22     8.903       562     284,726      82.64      43.21     52.54     2.88
576 to 600                    266    43,597,904    12.68     8.793       590     163,902      85.98      43.13     86.68    15.21
601 to 625                    309    63,352,274    18.42     8.583       614     205,024      83.87      42.83     62.74    16.04
626 to 650                    440    89,435,113    26.01     8.731       637     203,262      83.81      44.31     36.83    24.09
651 to 675                    187    42,854,171    12.46     8.435       662     229,167      83.76      43.49     45.28    11.85
676 to 700                    155    34,326,726     9.98     8.397       688     221,463      83.30      45.22     25.81    25.44
701 to 725                     61    13,829,664     4.02     8.484       709     226,716      84.50      44.55     34.00    21.16
726 to 750                     60    15,696,021     4.56     8.262       735     261,600      82.22      43.95     34.97    23.03
751 to 775                     26     7,558,818     2.20     8.086       763     290,724      81.77      42.78     62.24    37.98
776 to 800                     17     5,021,704     1.46     8.077       787     295,394      82.06      46.46     41.92    24.28
801 to 809                      2       338,805     0.10     8.778       809     169,403      84.00      48.86      0.00     0.00
                            -----   -----------   ------     -----    ------     -------      -----      -----     -----    -----
TOTAL:                      1,630   343,842,791   100.00     8.617       640     210,946      83.79      43.80     50.35    18.38
                            =====   ===========   ======     =====    ======     =======      =====      =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

CREDIT GRADE

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
CREDIT                    MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GRADE                       LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------                    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A1                          1,512    310,583,043     90.33     8.587      645      205,412      84.01     43.82    50.49    19.66
A2                             91     25,036,795      7.28     8.845      612      275,130      82.43     43.17    42.94     8.54
B1                             13      3,894,966      1.13     9.286      554      299,613      82.20     45.71    69.48     0.00
B2                             11      3,388,666      0.99     8.794      576      308,061      77.04     43.40    58.39     0.00
C1                              3        939,322      0.27     8.834      589      313,107      79.09     49.05    94.01     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,630    343,842,791    100.00     8.617      640      210,946      83.79     43.80    50.35    18.38
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS               LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
4.501% to 5.000%              1          215,066      0.08     9.990      613      215,066      90.00     43.52     0.00     0.00
5.001% to 5.500%              4          982,572      0.34     9.749      618      245,643      85.91     46.38     0.00     0.00
5.501% to 6.000%            862      255,782,945     89.41     8.218      644      296,732      81.94     43.87    51.24    23.62
6.001% to 6.500%             61       20,838,479      7.28     8.592      613      341,614      81.15     43.45    37.86    11.27
6.501% to 7.000%             22        6,718,235      2.35     8.989      567      305,374      79.18     44.92    61.32     0.00
7.001% to 7.500%              3        1,551,611      0.54     8.910      620      517,204      84.57     48.49    56.91     0.00
                            ---      -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      953      286,088,908    100.00     8.274      639      300,198      81.85     43.90    50.32    21.94
                            ===      ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.038% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%            11       4,243,119      1.48     6.351      707      385,738      79.34     38.80    100.00   33.84
12.501% to 13.000%            41      15,414,856      5.39     6.832      672      375,972      77.14     43.54     88.90   27.18
13.001% to 13.500%            94      34,119,974     11.93     7.315      647      362,978      79.99     43.09     87.72   36.32
13.501% to 14.000%           204      66,294,310     23.17     7.789      646      324,972      80.58     43.07     61.70   21.83
14.001% to 14.500%           195      56,214,895     19.65     8.270      646      288,282      81.15     44.84     42.39   22.48
14.501% to 15.000%           200      59,605,058     20.83     8.751      634      298,025      82.55     44.57     31.96   20.45
15.001% to 15.500%            96      25,372,995      8.87     9.257      616      264,302      85.79     44.09     27.74   10.17
15.501% to 16.000%            68      17,802,305      6.22     9.738      603      261,799      86.04     44.29     24.02   15.11
16.001% to 16.500%            23       3,204,918      1.12    10.198      588      139,344      88.93     45.24     21.62    5.54
16.501% to 17.000%            14       3,127,808      1.09    10.739      627      223,415      92.30     44.06      9.37    0.00
17.001% to 17.500%             4         532,512      0.19    11.290      525      133,128      81.08     43.58      0.00    0.00
17.501% to 18.000%             2         100,191      0.04    11.686      534       50,095      77.19     43.99      0.00    0.00
18.001% to 18.500%             1          55,969      0.02    12.160      545       55,969      61.54     45.97      0.00    0.00
                             ---     -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                       953     286,088,908    100.00     8.274      639      300,198      81.85     43.90     50.32   21.94
                             ===     ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.210% per annum to 18.160% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.274% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
February 2007                  6       2,266,656      0.79     8.086      641      377,776      74.70     44.83     23.41    0.00
October 2007                   1         164,884      0.06     7.990      582      164,884      95.00     48.98    100.00    0.00
March 2008                     1         176,693      0.06     8.365      613      176,693      80.00     24.71    100.00    0.00
June 2008                     28       7,820,794      2.73     8.483      632      279,314      81.92     44.59     32.58   33.44
July 2008                    113      35,419,451     12.38     8.243      639      313,446      82.50     45.53     51.13   23.35
August 2008                  790     236,766,008     82.76     8.269      640      299,704      81.77     43.60     51.15   21.65
September 2008                 7       1,092,156      0.38     8.715      628      156,022      85.40     47.09     50.74    0.00
July 2009                      1          74,070      0.03     9.165      590       74,070      95.00     46.53    100.00    0.00
August 2009                    6       2,308,195      0.81     8.546      623      384,699      83.20     46.13     29.72   27.29
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                       953     286,088,908    100.00     8.274      639      300,198      81.85     43.90     50.32   21.94
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION    ORIGINAL   REMAINING    ORIGINAL
                                                                 TERM           TERM       INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING     (LESS IO       (LESS IO       ONLY        ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM       TERM          TERM)          TERM)         TERM        TERM      PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
 -----------    --------   --------   --------   ---------   ------------   ------------   ---------   ---------   ----------
   424,464.34     9.548      9.048       360        359           360            359            0           0          36
    80,957.38     9.180      8.680       360        359           360            359            0           0          36
   404,930.91     9.750      9.250       360        359           480            479            0           0          12
   882,718.91     7.807      7.307       360        359           480            479            0           0          24
 7,309,544.39     7.578      7.078       360        359           480            479            0           0          36
 1,066,089.00     7.707      7.207       180        179           180            179            0           0          36
   199,858.84     7.750      7.250       360        359           360            359            0           0          12
 1,207,974.74     8.238      7.738       360        359           360            359            0           0          24
16,702,078.70     7.981      7.481       360        359           360            359            0           0          36
   345,000.00     8.510      8.010       360        359           300            300           60          59          36
   363,581.81     8.253      7.753       360        358           360            358            0           0          36
   424,564.91     9.161      8.661       360        359           480            479            0           0           0
   229,395.36     9.015      8.515       180        179           180            179            0           0           0
 5,293,428.90     8.905      8.405       360        359           360            359            0           0           0
    77,600.00    10.775     10.275       360        357           300            300           60          57           0
   126,342.11    11.990     11.490       180        179           360            359            0           0          24
    34,579.68    11.990     11.490       180        178           360            358            0           0          36
    34,170.20    11.990     11.490       180        179           360            359            0           0          24
    86,976.39    12.240     11.740       180        179           360            359            0           0          12
   141,011.86    12.022     11.522       180        179           360            359            0           0          24
    16,590.01    11.800     11.300       180        178           360            358            0           0          36
   104,445.49    11.811     11.311       180        179           360            359            0           0          12
 4,954,300.06    11.237     10.737       180        179           360            359            0           0          24
   645,644.38     9.782      9.282       180        179           360            359            0           0          36
    23,334.19    11.750     11.250       180        177           180            177            0           0          12
   524,892.85     9.083      8.583       180        177           180            177            0           0          24
   108,010.92     9.145      8.645       180        179           180            179            0           0          36
   264,671.38    11.744     11.244       180        179           360            359            0           0          24
    45,966.81    11.990     11.490       180        179           360            359            0           0          36
 2,340,796.21    11.724     11.224       180        179           360            359            0           0           0
    28,542.69    11.990     11.490       180        179           180            179            0           0           0

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION                                 ORIGINAL
                                                            TERM          TERM         ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO    INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)          TERM          TERM         PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
 -----------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   345,619.62    9.727     9.227      360       359          360           359             0              0           36
 3,562,582.00    7.310     6.810      360       359          480           479             0              0           36
   488,400.28    8.195     7.695      180       179          180           179             0              0           36
   219,887.96    9.335     8.835      360       359          360           359             0              0           12
   685,743.11   10.081     9.581      360       359          360           359             0              0           24
11,794,898.98    8.135     7.635      360       359          360           359             0              0           36
   430,000.00    8.060     7.560      360       359          300           300            60             59           36
   551,142.96    9.968     9.468      360       358          360           358             0              0            0
   289,602.13   11.507    11.007      180       178          360           358             0              0           24
    56,632.05   11.800    11.300      180       179          360           359             0              0           36
    96,965.03   10.950    10.450      180       179          360           359             0              0           24
   136,865.92   11.450    10.950      180       177          360           357             0              0           36
    40,188.47   11.990    11.490      180       179          360           359             0              0           24
 1,947,279.09   11.453    10.953      180       179          360           359             0              0           12
29,910,123.46   11.322    10.822      180       179          360           359             0              0           24
   844,913.86    9.995     9.495      180       179          360           359             0              0           36
   786,938.50    9.448     8.948      180       177          180           177             0              0           24
   125,021.80    9.420     8.920      180       179          180           179             0              0           36
   133,920.66   11.885    11.385      180       179          360           359             0              0           24
 4,921,640.26   11.699    11.199      180       179          360           359             0              0            0
   385,516.91   10.702    10.202      180       178          180           178             0              0            0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS



                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
 -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------
 2,831,520.42    9.689     9.189      360       359          360           359          0          0
 1,347,397.31    9.702     9.202      360       359          480           479          0          0
   136,735.76    9.720     9.220      360       359          360           359          0          0
   272,302.68    9.922     9.422      360       358          360           358          0          0
   684,344.53    9.196     8.696      360       359          360           359          0          0
   225,116.19   10.170     9.670      360       359          480           479          0          0
   904,648.89    9.269     8.769      360       358          480           478          0          0
   171,062.90    9.420     8.920      360       359          360           359          0          0
   204,000.00    7.760     7.260      360       359          300           300         60         59
   136,694.93    9.510     9.010      360       359          480           479          0          0
   135,839.68    9.985     9.485      360       359          360           359          0          0
   347,797.68    8.700     8.200      360       359          360           359          0          0
 1,825,507.54    9.113     8.613      360       359          360           359          0          0
   210,727.70    9.434     8.934      360       358          480           478          0          0
    56,700.00    9.930     9.430      360       360          360           360          0          0
 2,782,650.98    8.882     8.382      360       358          360           358          0          0
35,670,895.26    8.712     8.212      360       359          360           359          0          0
 2,984,936.77    9.320     8.820      360       359          480           479          0          0
76,023,095.13    8.404     7.904      360       359          480           479          0          0
   530,859.76    8.838     8.338      360       359          360           359          0          0
 1,387,266.69    8.164     7.664      360       359          480           479          0          0
 1,842,500.00    7.747     7.247      360       359          336           336         24         23
   344,000.00    8.480     7.980      360       359          300           300         60         59
14,393,635.81    7.785     7.285      360       359          300           300         60         59
 1,097,611.38    9.101     8.601      360       359          360           359          0          0
   804,241.36    8.389     7.889      360       359          480           479          0          0
   183,886.77    9.560     9.060      360       359          480           479          0          0
   100,000.00    7.990     7.490      360       359          300           300         60         59
20,749,122.75    9.304     8.804      360       359          360           359          0          0
15,563,520.76    9.077     8.577      360       359          480           479          0          0
   524,576.29    9.299     8.799      360       359          360           359          0          0
 1,198,697.22    9.078     8.578      360       359          360           359          0          0
 1,257,116.00    9.579     9.079      360       358          300           300         60         58

                                                                            NUMBER
                                                                              OF
                                                                            MONTHS               ORIGINAL
                                                                             UNTIL                MONTHS
                          INITIAL                                 RATE       NEXT                   TO
                            RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT       GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)  RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------   ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
 2,831,520.42    6.034     1.000     1.000    15.689    9.689      6          23      6M LIBOR      24
 1,347,397.31    6.095     1.000     1.000    15.702    9.702      6          23      6M LIBOR      24
   136,735.76    6.000     1.000     1.000    15.720    9.720      6          35      6M LIBOR      36
   272,302.68    6.000     1.000     1.000    15.922    9.922      6           4      6M LIBOR      24
   684,344.53    6.219     1.000     1.000    15.196    9.196      6          23      6M LIBOR      24
   225,116.19    6.000     1.000     1.000    16.170   10.170      6          23      6M LIBOR      12
   904,648.89    6.000     1.000     1.000    15.269    9.269      6          22      6M LIBOR      24
   171,062.90    6.000     1.000     1.000    15.420    9.420      6          35      6M LIBOR      36
   204,000.00    6.000     1.000     1.000    13.760    7.760      6          23      6M LIBOR      12
   136,694.93    6.000     1.000     1.000    15.510    9.510      6          23      6M LIBOR      24
   135,839.68    6.250     1.000     1.000    15.985    9.985      6          23      6M LIBOR      24
   347,797.68    6.000     1.000     1.000    14.700    8.700      6          23      6M LIBOR      12
 1,825,507.54    6.026     1.000     1.000    15.113    9.113      6          23      6M LIBOR      24
   210,727.70    6.000     1.000     1.000    15.434    9.434      6          22      6M LIBOR      24
    56,700.00    6.000     1.000     1.000    15.930    9.930      6          36      6M LIBOR      36
 2,782,650.98    6.177     1.000     1.000    14.882    8.882      6          22      6M LIBOR      12
35,670,895.26    6.093     1.000     1.000    14.712    8.712      6          23      6M LIBOR      24
 2,984,936.77    6.282     1.000     1.000    15.320    9.320      6          23      6M LIBOR      12
76,023,095.13    6.128     1.000     1.000    14.404    8.404      6          23      6M LIBOR      24
   530,859.76    6.000     1.000     1.000    14.838    8.838      6          35      6M LIBOR      36
 1,387,266.69    6.361     1.000     1.000    14.164    8.164      6          35      6M LIBOR      36
 1,842,500.00    6.033     1.000     1.000    13.747    7.747      6          23      6M LIBOR      24
   344,000.00    6.000     1.000     1.000    14.480    8.480      6          23      6M LIBOR      12
14,393,635.81    6.040     1.000     1.000    13.785    7.785      6          23      6M LIBOR      24
 1,097,611.38    6.096     1.000     1.000    15.101    9.101      6          23      6M LIBOR      24
   804,241.36    6.000     1.000     1.000    14.389    8.389      6          23      6M LIBOR      24
   183,886.77    6.000     1.000     1.000    15.560    9.560      6          35      6M LIBOR      36
   100,000.00    6.000     1.000     1.000    13.990    7.990      6          23      6M LIBOR      24
20,749,122.75    5.999     1.000     1.000    15.304    9.304      6          23      6M LIBOR       0
15,563,520.76    6.064     1.000     1.000    15.077    9.077      6          23      6M LIBOR       0
   524,576.29    5.717     1.000     1.000    15.299    9.299      6          35      6M LIBOR       0
 1,198,697.22    5.831     1.000     1.000    15.078    9.078      6           5      6M LIBOR       0
 1,257,116.00    5.820     1.000     1.000    15.579    9.579      6          22      6M LIBOR       0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS



                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
  -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------
  1,923,575.79    9.072     8.572      360       358          360           358          0          0
    863,285.47    9.264     8.764      360       359          480           479          0          0
     74,069.74    9.165     8.665      360       358          480           478          0          0
    226,477.04    9.190     8.690      360       359          360           359          0          0
    172,989.86    9.360     8.860      360       358          360           358          0          0
  1,193,237.93    7.765     7.265      360       359          360           359          0          0
    166,339.39    7.160     6.660      360       359          480           479          0          0
    827,470.73    9.171     8.671      360       358          480           478          0          0
    631,678.76    9.298     8.798      360       359          360           359          0          0
    253,551.83    9.452     8.952      360       359          480           479          0          0
  2,766,192.46    8.008     7.508      360       359          360           359          0          0
 39,043,023.18    8.378     7.878      360       359          360           359          0          0
 11,018,546.77    8.594     8.094      360       359          480           479          0          0
124,517,145.46    8.135     7.635      360       359          480           479          0          0
    630,642.88    8.575     8.075      360       359          480           479          0          0
    793,636.78    7.737     7.237      360       359          360           359          0          0
    453,667.08    8.060     7.560      360       359          360           359          0          0
    301,600.00    8.810     8.310      360       359          336           336         24         23
  2,481,600.00    8.617     8.117      360       359          336           336         24         23
  6,148,595.64    8.334     7.834      360       359          300           300         60         59
 49,255,909.07    7.880     7.380      360       359          300           300         60         59
    630,000.00    7.990     7.490      360       359          300           300         60         59
    351,678.36    8.418     7.918      360       359          360           359          0          0
    459,810.42    8.717     8.217      360       359          480           479          0          0
 13,569,486.68    8.870     8.370      360       359          360           359          0          0
 21,542,171.96    8.921     8.421      360       359          480           479          0          0
    515,638.37    7.785     7.285      360       359          360           359          0          0
    531,913.54    9.910     9.410      360       359          480           479          0          0
    792,875.35    8.136     7.636      360       359          360           359          0          0
  3,952,097.60    8.872     8.372      360       359          300           300         60         59

                                                                             NUMBER
                                                                               OF
                                                                             MONTHS               ORIGINAL
                                                                              UNTIL                MONTHS
                           INITIAL                                 RATE       NEXT                   TO
                             RATE                                 CHANGE      RATE               PREPAYMENT
    CURRENT       GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)  RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
  -----------   ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  1,923,575.79    6.000     1.000     1.000    15.072   9.072       6          22      6M LIBOR      24
    863,285.47    6.000     1.000     1.000    15.264   9.264       6          23      6M LIBOR      24
     74,069.74    6.000     1.000     1.000    15.165   9.165       6          34      6M LIBOR      36
    226,477.04    6.000     1.000     1.000    15.190   9.190       6           5      6M LIBOR      36
    172,989.86    6.000     1.000     1.000    15.360   9.360       6          22      6M LIBOR      12
  1,193,237.93    6.000     1.000     1.000    13.765   7.765       6          23      6M LIBOR      24
    166,339.39    6.000     1.000     1.000    13.160   7.160       6          23      6M LIBOR      12
    827,470.73    6.384     1.000     1.000    15.171   9.171       6          22      6M LIBOR      24
    631,678.76    6.033     1.000     1.000    15.298   9.298       6          23      6M LIBOR      24
    253,551.83    6.000     1.000     1.000    15.452   9.452       6          23      6M LIBOR      24
  2,766,192.46    6.023     1.000     1.000    14.008   8.008       6          23      6M LIBOR      12
 39,043,023.18    6.035     1.000     1.000    14.378   8.378       6          23      6M LIBOR      24
 11,018,546.77    6.056     1.000     1.000    14.594   8.594       6          23      6M LIBOR      12
124,517,145.46    6.050     1.000     1.000    14.135   8.135       6          23      6M LIBOR      24
    630,642.88    6.082     1.000     1.000    14.575   8.575       6          35      6M LIBOR      36
    793,636.78    6.000     1.000     1.000    13.737   7.737       6           5      6M LIBOR      12
    453,667.08    6.000     1.000     1.000    14.060   8.060       6           5      6M LIBOR      24
    301,600.00    6.000     1.000     1.000    14.810   8.810       6          23      6M LIBOR      12
  2,481,600.00    6.000     1.000     1.000    14.617   8.617       6          23      6M LIBOR      24
  6,148,595.64    6.028     1.000     1.000    14.334   8.334       6          23      6M LIBOR      12
 49,255,909.07    6.008     1.000     1.000    13.880   7.880       6          23      6M LIBOR      24
    630,000.00    6.000     1.000     1.000    13.990   7.990       6          35      6M LIBOR      36
    351,678.36    6.119     1.000     1.000    14.418   8.418       6          23      6M LIBOR      24
    459,810.42    6.000     1.000     1.000    14.717   8.717       6          23      6M LIBOR      24
 13,569,486.68    5.995     1.000     1.000    14.870   8.870       6          23      6M LIBOR       0
 21,542,171.96    6.051     1.000     1.000    14.921   8.921       6          23      6M LIBOR       0
    515,638.37    6.000     1.000     1.000    13.785   7.785       6          35      6M LIBOR       0
    531,913.54    6.625     1.000     1.000    15.910   9.910       6          35      6M LIBOR       0
    792,875.35    6.207     1.000     1.000    14.136   8.136       6           5      6M LIBOR       0
  3,952,097.60    6.000     1.000     1.000    14.872   8.872       6          23      6M LIBOR       0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

BEGINNING                                     LOWER        UPPER
 ACCRUAL    ENDING ACCRUAL   BALANCE ($)   COLLAR (%)   COLLAR (%)
---------   --------------   -----------   ----------   ----------
 09/27/06      10/25/06      176,227,000      8.310       10.850
 10/25/06      11/25/06      175,249,779      7.764       10.850
 11/25/06      12/25/06      173,779,871      8.028       10.850
 12/25/06      01/25/07      171,814,371      7.764       10.850
 01/25/07      02/25/07      169,354,145      7.766       10.850
 02/25/07      03/25/07      166,399,896      8.619       10.850

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

BEGINNING                                     LOWER       UPPER
 ACCRUAL    ENDING ACCRUAL   BALANCE ($)   COLLAR (%)   COLLAR (%)
---------   --------------   -----------   ----------   ----------
 09/27/06      10/25/06      261,836,000      8.258        9.361
 10/25/06      11/25/06      260,414,984      7.716        9.361
 11/25/06      12/25/06      258,258,053      7.978        9.361
 12/25/06      01/25/07      255,360,352      7.717        9.361
 01/25/07      02/25/07      251,723,073      7.717        9.361
 02/25/07      03/25/07      247,346,834      8.567        9.361

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

BEGINNING                                     LOWER        UPPER
 ACCRUAL    ENDING ACCRUAL   BALANCE ($)   COLLAR (%)   COLLAR (%)
---------   --------------   -----------   ----------   ----------
 09/27/06      10/25/06      117,349,000      7.803        8.725
 10/25/06      11/25/06      117,349,000      7.260        8.725
 11/25/06      12/25/06      117,349,000      7.522        8.725
 12/25/06      01/25/07      117,349,000      7.260        8.725
 01/25/07      02/25/07      117,349,000      7.261        8.725
 02/25/07      03/25/07      117,349,000      8.112        8.725

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                             SWAP CONTRACT SCHEDULE

                                                            FIXED
                    BEGINNING    ENDING      NOTIONAL    STRIKE RATE
     PERIOD          ACCRUAL     ACCRUAL   BALANCE ($)       (%)
     ------         ---------   --------   -----------   -----------
        1            09/27/06   10/25/06             0        N/A
        2            10/25/06   11/25/06             0        N/A
        3            11/25/06   12/25/06             0        N/A
        4            12/25/06   01/25/07             0        N/A
        5            01/25/07   02/25/07             0        N/A
        6            02/25/07   03/25/07             0        N/A
        7            03/25/07   04/25/07   493,055,665      5.200
        8            04/25/07   05/25/07   474,698,019      5.200
        9            05/25/07   06/25/07   454,578,979      5.200
       10            06/25/07   07/25/07   432,862,580      5.200
       11            07/25/07   08/25/07   409,329,216      5.200
       12            08/25/07   09/25/07   384,941,348      5.200
       13            09/25/07   10/25/07   360,195,609      5.200
       14            10/25/07   11/25/07   336,154,679      5.200
       15            11/25/07   12/25/07   313,007,530      5.200
       16            12/25/07   01/25/08   291,392,529      5.200
       17            01/25/08   02/25/08   271,150,265      5.200
       18            02/25/08   03/25/08   252,757,100      5.200
       19            03/25/08   04/25/08   236,056,216      5.200
       20            04/25/08   05/25/08   220,748,715      5.200
       21            05/25/08   06/25/08   206,515,527      5.200
       22            06/25/08   07/25/08   192,466,445      5.200
       23            07/25/08   08/25/08   176,603,080      5.200
       24            08/25/08   09/25/08   155,858,542      5.200
       25            09/25/08   10/25/08   126,678,791      5.200
       26            10/25/08   11/25/08   114,969,659      5.200
       27            11/25/08   12/25/08    97,037,877      5.200
       28            12/25/08   01/25/09    85,032,356      5.200
       29            01/25/09   02/25/09    76,102,477      5.200
       30            02/25/09   03/25/09    69,054,625      5.200
       31            03/25/09   04/25/09    63,150,584      5.200
       32            04/25/09   05/25/09    57,910,196      5.200
       33            05/25/09   06/25/09    53,202,285      5.200
       34            06/25/09   07/25/09    49,011,759      5.200
       35            07/25/09   08/25/09    45,306,486      5.200
       36            08/25/09   09/25/09    41,925,061      5.200
       37            09/25/09   10/25/09    38,752,193      5.200
       38            10/25/09   11/25/09    35,822,575      5.200
       39            11/25/09   12/25/09    33,230,468      5.200
       40            12/25/09   01/25/10    30,948,179      5.200
       41            01/25/10   02/25/10    28,903,143      5.200
       42            02/25/10   03/25/10    27,071,537      5.200
43 and thereafter    03/25/10   04/25/10             0        N/A

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                         AVAIL.    AVAIL. FUNDS
           PAYMENT     FUNDS CAP      CAP (%)
PERIOD      DATE      (%) (1)(2)      (1)(3)
------   ----------   ----------   ------------
   1     10/25/2006      8.762         8.762
   2     11/25/2006      7.914        11.000
   3     12/25/2006      8.178        11.000
   4      1/25/2007      7.914        11.000
   5      2/25/2007      7.916        11.000
   6      3/25/2007      8.769        11.000
   7      4/25/2007      7.921        21.527
   8      5/25/2007      8.185        21.374
   9      6/25/2007      7.921        20.961
  10      7/25/2007      8.185        20.753
  11      8/25/2007      7.921        20.254
  12      9/25/2007      7.926        19.855
  13     10/25/2007      8.191        19.541
  14     11/25/2007      7.927        18.944
  15     12/25/2007      8.191        18.623
  16      1/25/2008      7.927        18.027
  17      2/25/2008      7.927        17.594
  18      3/25/2008      8.453        17.531
  19      4/25/2008      7.928        16.832
  20      5/25/2008      8.193        16.659
  21      6/25/2008      7.929        16.166
  22      7/25/2008      8.193        16.002
  23      8/25/2008      7.949        15.569
  24      9/25/2008      8.657        15.732
  25     10/25/2008      8.939        14.917
  26     11/25/2008      8.645        14.409
  27     12/25/2008      8.927        13.980

                         AVAIL.    AVAIL. FUNDS
           PAYMENT     FUNDS CAP      CAP (%)
PERIOD      DATE      (%) (1)(2)      (1)(3)
------   ----------   ----------   ------------
  28      1/25/2009      8.637        13.262
  29      2/25/2009      8.651        12.930
  30      3/25/2009     10.262        14.199
  31      4/25/2009      9.318        13.113
  32      5/25/2009      9.622        13.177
  33      6/25/2009      9.306        12.716
  34      7/25/2009      9.610        12.819
  35      8/25/2009      9.302        12.411
  36      9/25/2009      9.808        12.943
  37     10/25/2009     10.127        13.101
  38     11/25/2009      9.791        12.661
  39     12/25/2009     10.109        12.841
  40      1/25/2010      9.774        12.428
  41      2/25/2010      9.765        12.348
  42      3/25/2010     10.871        13.966
  43      4/25/2010      9.841        10.606
  44      5/25/2010     10.160        10.946
  45      6/25/2010      9.822        10.579
  46      7/25/2010     10.140        10.918
  47      8/25/2010      9.803        10.570
  48      9/25/2010      9.800        11.189
  49     10/25/2010     10.116        11.544
  50     11/25/2010      9.780        11.155
  51     12/25/2010     10.096        11.509
  52      1/25/2011      9.761        11.120
  53      2/25/2011      9.751        11.120
  54      3/25/2011     10.788        12.969

                         AVAIL.    AVAIL. FUNDS
           PAYMENT     FUNDS CAP      CAP (%)
PERIOD      DATE      (%) (1)(2)      (1)(3)
------   ----------   ----------   ------------
  55      4/25/2011      9.734        11.693
  56      5/25/2011     10.048        12.061
  57      6/25/2011      9.714        11.650
  58      7/25/2011     10.027        12.017
  59      8/25/2011      9.694        11.607
  60      9/25/2011      9.684        11.595
  61     10/25/2011      9.996        11.959
  62     11/25/2011      9.663        11.552
  63     12/25/2011      9.974        11.914
  64      1/25/2012      9.642        11.508
  65      2/25/2012      9.632        11.486
  66      3/25/2012     10.285        12.264
  67      4/25/2012      9.611        11.451
  68      5/25/2012      9.920        11.809
  69      6/25/2012      9.590        11.406
  70      7/25/2012      9.899        11.763
  71      8/25/2012      9.569        11.361
  72      9/25/2012      9.558        11.338
  73     10/25/2012      9.866        11.693
  74     11/25/2012      9.537        11.293
  75     12/25/2012      9.844        11.646
  76      1/25/2013      9.515        11.247
  77      2/25/2013      9.505        11.224
  78      3/25/2013     10.511        12.402
  79      4/25/2013        N/A        11.178

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.344% and 5.4282%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.344% and 5.4282%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                        AVAIL.      AVAIL.
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
   1     10/25/2006      8.696       8.696
   2     11/25/2006      7.855       9.500
   3     12/25/2006      8.117       9.500
   4      1/25/2007      7.855       9.499
   5      2/25/2007      7.856       9.500
   6      3/25/2007      8.705       9.499
   7      4/25/2007      7.864      21.470
   8      5/25/2007      8.127      21.316
   9      6/25/2007      7.866      20.907
  10      7/25/2007      8.129      20.698
  11      8/25/2007      7.869      20.202
  12      9/25/2007      7.879      19.806
  13     10/25/2007      8.145      19.494
  14     11/25/2007      7.885      18.902
  15     12/25/2007      8.151      18.582
  16      1/25/2008      7.891      17.991
  17      2/25/2008      7.895      17.560
  18      3/25/2008      8.427      17.499
  19      4/25/2008      7.907      16.805
  20      5/25/2008      8.174      16.635
  21      6/25/2008      7.913      16.145
  22      7/25/2008      8.180      15.984
  23      8/25/2008      7.936      15.550
  24      9/25/2008      8.703      15.770
  25     10/25/2008      9.000      14.969
  26     11/25/2008      8.716      14.472
  27     12/25/2008      9.013      14.059

                        AVAIL.      AVAIL.
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
  28      1/25/2009      8.726      13.343
  29      2/25/2009      8.736      13.004
  30      3/25/2009     10.417      14.340
  31      4/25/2009      9.464      13.247
  32      5/25/2009      9.780      13.322
  33      6/25/2009      9.465      12.862
  34      7/25/2009      9.780      12.976
  35      8/25/2009      9.468      12.557
  36      9/25/2009     10.129      13.139
  37     10/25/2009     10.464      13.309
  38     11/25/2009     10.124      12.869
  39     12/25/2009     10.459      13.064
  40      1/25/2010     10.119      12.650
  41      2/25/2010     10.116      12.565
  42      3/25/2010     11.379      14.262
  43      4/25/2010     10.306      10.880
  44      5/25/2010     10.646      11.236
  45      6/25/2010     10.299      10.867
  46      7/25/2010     10.638      11.223
  47      8/25/2010     10.291      10.861
  48      9/25/2010     10.292      11.531
  49     10/25/2010     10.631      11.905
  50     11/25/2010     10.285      11.511
  51     12/25/2010     10.624      11.885
  52      1/25/2011     10.277      11.492
  53      2/25/2011     10.273      11.488
  54      3/25/2011     11.371      13.434

                        AVAIL.      AVAIL.
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
  55      4/25/2011     10.267      12.121
  56      5/25/2011     10.605      12.511
  57      6/25/2011     10.259      12.093
  58      7/25/2011     10.597      12.482
  59      8/25/2011     10.251      12.066
  60      9/25/2011     10.247      12.057
  61     10/25/2011     10.585      12.445
  62     11/25/2011     10.239      12.029
  63     12/25/2011     10.576      12.416
  64      1/25/2012     10.231      12.001
  65      2/25/2012     10.227      11.987
  66      3/25/2012     10.928      12.803
  67      4/25/2012     10.219      11.963
  68      5/25/2012     10.555      12.347
  69      6/25/2012     10.210      11.934
  70      7/25/2012     10.546      12.317
  71      8/25/2012     10.202      11.904
  72      9/25/2012     10.198      11.890
  73     10/25/2012     10.533      12.271
  74     11/25/2012     10.189      11.860
  75     12/25/2012     10.525      12.240
  76      1/25/2013     10.181      11.830
  77      2/25/2013     10.177      11.815
  78      3/25/2013     11.262      13.064
  79      4/25/2013        N/A      11.785

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.344% and 5.4282% respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.344% and 5.4282%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                      AVAILABLE   AVAILABLE
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
   1     10/25/2006      8.723       8.723
   2     11/25/2006      7.879       9.344
   3     12/25/2006      8.141       9.344
   4      1/25/2007      7.879       9.344
   5      2/25/2007      7.880       9.344
   6      3/25/2007      8.731       9.344
   7      4/25/2007      7.886      21.493
   8      5/25/2007      8.150      21.340
   9      6/25/2007      7.888      20.929
  10      7/25/2007      8.152      20.720
  11      8/25/2007      7.890      20.223
  12      9/25/2007      7.898      19.826
  13     10/25/2007      8.163      19.513
  14     11/25/2007      7.902      18.919
  15     12/25/2007      8.167      18.599
  16      1/25/2008      7.906      18.006
  17      2/25/2008      7.908      17.573
  18      3/25/2008      8.437      17.512
  19      4/25/2008      7.915      16.816
  20      5/25/2008      8.181      16.645
  21      6/25/2008      7.919      16.154
  22      7/25/2008      8.185      15.991
  23      8/25/2008      7.941      15.558
  24      9/25/2008      8.684      15.755
  25     10/25/2008      8.975      14.948
  26     11/25/2008      8.687      14.447
  27     12/25/2008      8.979      14.027

                      AVAILABLE   AVAILABLE
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
  28      1/25/2009      8.690      13.310
  29      2/25/2009      8.702      12.974
  30      3/25/2009     10.355      14.284
  31      4/25/2009      9.405      13.193
  32      5/25/2009      9.717      13.264
  33      6/25/2009      9.401      12.804
  34      7/25/2009      9.712      12.913
  35      8/25/2009      9.401      12.498
  36      9/25/2009     10.000      13.060
  37     10/25/2009     10.328      13.226
  38     11/25/2009      9.990      12.786
  39     12/25/2009     10.318      12.974
  40      1/25/2010      9.980      12.561
  41      2/25/2010      9.975      12.478
  42      3/25/2010     11.175      14.143
  43      4/25/2010     10.119      10.769
  44      5/25/2010     10.450      11.119
  45      6/25/2010     10.107      10.751
  46      7/25/2010     10.438      11.100
  47      8/25/2010     10.095      10.744
  48      9/25/2010     10.094      11.393
  49     10/25/2010     10.424      11.760
  50     11/25/2010     10.082      11.368
  51     12/25/2010     10.411      11.733
  52      1/25/2011     10.069      11.342
  53      2/25/2011     10.063      11.340
  54      3/25/2011     11.137      13.247

                      AVAILABLE   AVAILABLE
           PAYMENT    FUNDS CAP   FUNDS CAP
PERIOD      DATE      (%)(1)(2)   (%)(1)(3)
------   ----------   ---------   ---------
  55      4/25/2011     10.052      11.949
  56      5/25/2011     10.381      12.330
  57      6/25/2011     10.040      11.915
  58      7/25/2011     10.368      12.295
  59      8/25/2011     10.027      11.881
  60      9/25/2011     10.020      11.871
  61     10/25/2011     10.348      12.250
  62     11/25/2011     10.007      11.837
  63     12/25/2011     10.334      12.214
  64      1/25/2012      9.994      11.803
  65      2/25/2012      9.988      11.785
  66      3/25/2012     10.669      12.587
  67      4/25/2012      9.974      11.757
  68      5/25/2012     10.300      12.131
  69      6/25/2012      9.961      11.722
  70      7/25/2012     10.286      12.094
  71      8/25/2012      9.948      11.686
  72      9/25/2012      9.941      11.668
  73     10/25/2012     10.265      12.039
  74     11/25/2012      9.927      11.632
  75     12/25/2012     10.251      12.001
  76      1/25/2013      9.914      11.596
  77      2/25/2013      9.907      11.578
  78      3/25/2013     10.961      12.799
  79      4/25/2013        N/A      11.542

(1) Available Funds Cap for the Subordinate Certificates is the per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.344% and 5.4282%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.344% and 5.4282%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein..

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                         DISCOUNT MARGIN TABLE (TO CALL)

                         0%              80%            100%            150%             200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN          15              15              15              15               15
WAL (YRS)               22.31           2.87            2.25            1.34             1.08
MOD DURN (YRS)          12.13           2.51            2.02            1.27             1.03
PRINCIPAL WINDOW    Oct06 - Aug36   Oct06 - Jan15   Oct06 - Mar13   Oct06 - Apr09   Oct06 - Aug08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           5               5               5               5               5
WAL (YRS)               15.07           1.16            1.00            0.76             0.64
MOD DURN (YRS)          9.84            1.11            0.96            0.73             0.61
PRINCIPAL WINDOW    Oct06 - May29   Oct06 - Sep08   Oct06 - Jun08   Oct06 - Dec07   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN          11              11              11              11               11
WAL (YRS)               25.22           2.36            2.00            1.50             1.17
MOD DURN (YRS)          13.46           2.19            1.87            1.42             1.12
PRINCIPAL WINDOW    May29 - Jun34   Sep08 - Aug09   Jun08 - Jan09   Dec07 - Jul08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN          15              15              15              15               15
WAL (YRS)               29.52           4.83            3.45            1.98             1.62
MOD DURN (YRS)          14.34           4.15            3.08            1.85             1.53
PRINCIPAL WINDOW    Jun34 - Aug36   Aug09 - Jun14   Jan09 - Sep12   Jul08 - Nov08   Jan08 - Jul08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN          24              24              24              24               24
WAL (YRS)               29.91           8.28            6.46            2.36             1.88
MOD DURN (YRS)          14.27           6.54            5.35            2.19             1.76
PRINCIPAL WINDOW    Aug36 - Aug36   Jun14 - Jan15   Sep12 - Mar13   Nov08 - Apr09   Jul08 - Aug08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN          28              28              28              28               28
WAL (YRS)               29.40           5.53            4.81            3.99             2.58
MOD DURN (YRS)          14.11           4.62            4.13            3.53             2.37
PRINCIPAL WINDOW    Jul33 - Aug36   Dec09 - Jan15   Jun10 - Mar13   Sep10 - Sep10   Apr09 - Apr09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%             80%            100%            150%             200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN          30              30              30              30               30
WAL (YRS)               29.40           5.52            4.65            3.92             2.53
MOD DURN (YRS)          14.08           4.60            4.01            3.47             2.33
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Jan15   Mar10 - Mar13   May10 - Sep10   Jan09 - Apr09

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN          33              33              33              33               33
WAL (YRS)               29.40           5.51            4.59            3.64             2.34
MOD DURN (YRS)          14.03           4.59            3.96            3.25             2.17
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Jan15   Mar10 - Mar13   Feb10 - Sep10   Nov08 - Apr09

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN          38              38              38              38               38
WAL (YRS)               29.40           5.51            4.56            3.49             2.26
MOD DURN (YRS)          13.95           4.58            3.93            3.12             2.10
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Jan15   Jan10 - Mar13   Dec09 - Sep10   Nov08 - Apr09

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN          40              40              40              40               40
WAL (YRS)               29.40           5.51            4.53            3.37             2.22
MOD DURN (YRS)          13.92           4.58            3.90            3.02             2.06
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Jan15   Jan10 - Mar13   Oct09 - Sep10   Oct08 - Apr09

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN          48              48              48              48               48
WAL (YRS)               29.40           5.50            4.51            3.30             2.21
MOD DURN (YRS)          13.80           4.56            3.88            2.96             2.04
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Jan15   Dec09 - Mar13   Sep09 - Sep10   Oct08 - Apr09

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN          85              85              85              85               85
WAL (YRS)               29.41           5.50            4.50            3.23             2.19
MOD DURN (YRS)          13.24           4.51            3.83            2.88             2.02
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Jan15   Dec09 - Mar13   Aug09 - Sep10   Sep08 - Apr09

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          100             100             100             100             100
WAL (YRS)               29.41           5.50            4.48            3.18             2.16
MOD DURN (YRS)          13.03           4.48            3.80            2.83             1.98
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Jan15   Nov09 - Mar13   Jul09 - Sep10   Sep08 - Apr09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                         0%              80%            100%            150%             200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          200             200             200             200             200
WAL (YRS)               29.40           5.50            4.47            3.15             2.16
MOD DURN (YRS)          11.72           4.34            3.69            2.75             1.95
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Jan15   Nov09 - Mar13   Jun09 - Sep10   Sep08 - Apr09

CLASS B-4
PRICE = 90.2970%
DISCOUNT MARGIN          342             485             525             619             763
WAL (YRS)               29.41           5.50            4.47            3.12             2.16
MOD DURN (YRS)          10.35           4.11            3.51            2.62             1.88
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Jan15   Oct09 - Mar13   May09 - Sep10   Sep08 - Apr09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN          15              16              16              15               15
WAL (YRS)               22.31           3.12            2.46            1.34             1.08
MOD DURN (YRS)          12.13           2.64            2.15            1.27             1.03
PRINCIPAL WINDOW    Oct06 - Aug36   Oct06 - Nov24   Oct06 - Aug21   Oct06 - Apr09   Oct06 - Aug08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           5               5               5               5               5
WAL (YRS)               15.07           1.16            1.00            0.76             0.64
MOD DURN (YRS)          9.84            1.11            0.96            0.73             0.61
PRINCIPAL WINDOW    Oct06 - May29   Oct06 - Sep08   Oct06 - Jun08   Oct06 - Dec07   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN          11              11              11              11               11
WAL (YRS)               25.22           2.36            2.00            1.50             1.17
MOD DURN (YRS)          13.46           2.19            1.87            1.42             1.12
PRINCIPAL WINDOW    May29 - Jun34   Sep08 - Aug09   Jun08 - Jan09   Dec07 - Jul08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN          15              15              15              15               15
WAL (YRS)               29.52           4.83            3.45            1.98             1.62
MOD DURN (YRS)          14.34           4.15            3.08            1.85             1.53
PRINCIPAL WINDOW    Jun34 - Aug36   Aug09 - Jun14   Jan09 - Sep12   Jul08 - Nov08   Jan08 - Jul08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN          24              28              29              24               24
WAL (YRS)               29.91           10.92           8.74            2.36             1.88
MOD DURN (YRS)          14.27           7.96            6.72            2.19             1.76
PRINCIPAL WINDOW    Aug36 - Aug36   Jun14 - Mar24   Sep12 - Aug21   Nov08 - Apr09   Jul08 - Aug08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN          28              29              29              32               33
WAL (YRS)               29.40           6.15            5.35            6.31             4.26
MOD DURN (YRS)          14.11           4.95            4.46            5.19             3.71
PRINCIPAL WINDOW    Jul33 - Aug36   Dec09 - Feb22   Jun10 - Mar20   Mar11 - Jan17   Aug09 - Dec13

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                         0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN          30              31              31              31               31
WAL (YRS)               29.40           6.13            5.17            4.35             2.84
MOD DURN (YRS)          14.08           4.94            4.33            3.79             2.58
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Aug21   Mar10 - Jul19   May10 - Oct14   Jan09 - Apr12

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN          33              34              34              34               34
WAL (YRS)               29.40           6.12            5.09            3.96             2.57
MOD DURN (YRS)          14.03           4.93            4.26            3.48             2.35
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Aug21   Mar10 - Sep18   Feb10 - Apr14   Nov08 - Nov11

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN          38              39              39              39               40
WAL (YRS)               29.40           6.11            5.04            3.80             2.49
MOD DURN (YRS)          13.95           4.91            4.22            3.35             2.28
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Jun21   Jan10 - May18   Dec09 - Jan14   Nov08 - Sep11

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN          40              41              41              41               42
WAL (YRS)               29.40           6.08            4.99            3.66             2.43
MOD DURN (YRS)          13.92           4.89            4.19            3.24             2.23
PRINCIPAL WINDOW    Jul33 - Aug36   Nov09 - Oct20   Jan10 - Nov17   Oct09 - Sep13   Oct08 - Jun11

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN          48              49              50              50               50
WAL (YRS)               29.40           6.04            4.95            3.57             2.41
MOD DURN (YRS)          13.80           4.86            4.15            3.16             2.21
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Mar20   Dec09 - May17   Sep09 - May13   Oct08 - Mar11

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN          85              87              88              88               88
WAL (YRS)               29.41           6.00            4.91            3.49             2.38
MOD DURN (YRS)          13.24           4.78            4.08            3.07             2.17
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Sep19   Dec09 - Dec16   Aug09 - Jan13   Sep08 - Dec10

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          100             103             103             103             103
WAL (YRS)               29.41           5.96            4.85            3.41             2.32
MOD DURN (YRS)          13.03           4.73            4.02            3.00             2.12
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Nov18   Nov09 - Apr16   Jul09 - Sep12   Sep08 - Sep10

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                         0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          200             204             205             205             205
WAL (YRS)               29.40           5.89            4.79            3.35             2.30
MOD DURN (YRS)          11.72           4.53            3.87            2.89             2.06
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - Apr18   Nov09 - Oct15   Jun09 - May12   Sep08 - Jun10

CLASS B-4
PRICE = 90.2970%
DISCOUNT MARGIN          342             482             520             611             748
WAL (YRS)               29.41           5.78            4.70            3.26             2.26
MOD DURN (YRS)          10.35           4.22            3.62            2.71             1.95
PRINCIPAL WINDOW    Jul33 - Aug36   Oct09 - May17   Oct09 - Feb15   May09 - Nov11   Sep08 - Feb10

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM4

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                               FORWARD LIBOR
                        ---------------------------------------------------------
                        35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY
                        -----------------   -----------------   -----------------
CLASS M-1   CDR Break         40.59%              28.62%              22.12%
            Cum Loss          23.00%              24.21%              25.08%
CLASS M-2   CDR Break         31.11%              22.69%              17.86%
            Cum Loss          19.80%              20.87%              21.63%
CLASS M-3   CDR Break         28.23%              20.80%              16.47%
            Cum Loss          18.67%              19.68%              20.40%
CLASS M-4   CDR Break         24.43%              18.25%              14.57%
            Cum Loss          17.04%              17.97%              18.63%
CLASS M-5   CDR Break         21.78%              16.43%              13.19%
            Cum Loss          15.79%              16.66%              17.27%
CLASS M-6   CDR Break         19.67%              14.96%              12.06%
            Cum Loss          14.73%              15.54%              16.10%
CLASS B-1   CDR Break         17.36%              13.30%              10.79%
            Cum Loss          13.49%              14.22%              14.74%
CLASS B-2   CDR Break         15.78%              12.16%               9.89%
            Cum Loss          12.58%              13.26%              13.74%
CLASS B-3   CDR Break         14.02%              10.86%               8.86%
            Cum Loss          11.51%              12.12%              12.55%
CLASS B-4   CDR Break         12.53%               9.78%               8.01%
            Cum Loss          10.56%              11.14%              11.53%

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM4

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.3440%,6ML = 5.4282%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and Class B-4 Certificates and any Net Swap Payments, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses, (3) the first period's excess spread is not included in the yearly average excess spread table because of the short first accrual period:

           EXCESS SPREAD IN      EXCESS SPREAD IN
PERIOD    BPS (STATIC LIBOR)   BPS (FORWARD LIBOR)
------    ------------------   -------------------
Avg yr1           292                  292
Avg yr2           309                  323
Avg yr3           450                  473
Avg yr4           537                  542
Avg yr5           535                  535

           EXCESS                          EXCESS
         SPREAD IN                       SPREAD IN
            BPS      1 MONTH   6 MONTH      BPS
          (STATIC    FORWARD   FORWARD    (FORWARD
PERIOD     LIBOR)     LIBOR     LIBOR      LIBOR)
------   ---------   -------   -------   ---------
   1         *       5.3440%   5.4282%       *
   2        267      5.3781%   5.4168%      264
   3        286      5.3966%   5.3935%      281
   4        267      5.3664%   5.3646%      265
   5        268      5.3663%   5.3298%      265
   6        324      5.3507%   5.2864%      324
   7        299      5.2761%   5.2451%      300
   8        301      5.2530%   5.2075%      302
   9        299      5.2233%   5.1676%      300
  10        301      5.1589%   5.1276%      304
  11        298      5.1275%   5.0972%      301
  12        299      5.0904%   5.0642%      303
  13        303      5.0497%   5.0378%      309
  14        298      5.0173%   5.0192%      306
  15        304      4.9890%   5.0008%      313
  16        298      4.9760%   4.9870%      309
  17        298      4.9478%   4.9793%      311
  18        312      4.9280%   4.9737%      326
  19        298      4.9385%   4.9721%      314
  20        306      4.9142%   4.9743%      323
  21        298      4.9078%   4.9781%      317
  22        307      4.9332%   4.9839%      326
  23        302      4.9157%   4.9922%      322
  24        384      4.9146%   5.0013%      406
  25        395      4.9489%   5.0106%      417
  26        385      4.9356%   5.0219%      410
  27        398      4.9428%   5.0327%      424
  28        386      4.9800%   5.0453%      411
  29        388      4.9717%   5.0584%      415
  30        511      4.9755%   5.0715%      533
  31        470      5.0086%   5.0869%      493
  32        486      5.0021%   5.1020%      509
  33        472      5.0151%   5.1177%      496
  34        489      5.0557%   5.1345%      510
  35        476      5.0530%   5.1485%      498
  36        546      5.0635%   5.1630%      559
  37        564      5.0937%   5.1766%      574
  38        515      5.0936%   5.1908%      526
  39        534      5.1111%   5.2037%      544

           EXCESS                          EXCESS
         SPREAD IN                         SPREAD
            BPS      1 MONTH    6 MONTH    IN BPS
          (STATIC     FORWARD   FORWARD   (FORWARD
PERIOD     LIBOR)      LIBOR     LIBOR     LIBOR)
------   ---------   --------   -------   --------
  40        519       5.1422%   5.2181%      527
  41        519       5.1434%   5.2282%      527
  42        584       5.1506%   5.2389%      585
  43        530       5.1717%   5.2527%      533
  44        548       5.1729%   5.2639%      551
  45        529       5.1832%   5.2772%      531
  46        547       5.2056%   5.2908%      547
  47        528       5.2082%   5.3037%      528
  48        528       5.2229%   5.3170%      532
  49        546       5.2448%   5.3281%      548
  50        527       5.2485%   5.3343%      529
  51        545       5.2628%   5.3410%      545
  52        526       5.2846%   5.3472%      524
  53        525       5.2880%   5.3503%      523
  54        582       5.2871%   5.3540%      582
  55        524       5.2847%   5.3602%      524
  56        542       5.2872%   5.3676%      542
  57        522       5.2961%   5.3763%      522
  58        540       5.3064%   5.3848%      539
  59        520       5.3094%   5.3951%      519
  60        520       5.3155%   5.4069%      521
  61        538       5.3335%   5.4154%      537
  62        518       5.3366%   5.4241%      517
  63        536       5.3447%   5.4322%      535
  64        516       5.3686%   5.4415%      512
  65        516       5.3723%   5.4482%      511
  66        553       5.3750%   5.4565%      552
  67        514       5.3836%   5.4649%      512
  68        532       5.3858%   5.4735%      530
  69        512       5.3923%   5.4837%      509
  70        531       5.4129%   5.4930%      526
  71        511       5.4169%   5.5030%      505
  72        510       5.4232%   5.5140%      507
  73        528       5.4379%   5.5215%      524
  74        508       5.4413%   5.5296%      504
  75        526       5.4492%   5.5381%      521
  76        507       5.4740%   5.5447%      499
  77        506       5.4756%   5.5501%      498
  78        562       5.4772%   5.5566%      558

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.